UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

TENAYA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

171 Oyster Point Boulevard, Suite 500
South San Francisco, CA 94080
(650) 825-6900

April 16, 2026

Dear Fellow Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Tenaya Therapeutics, Inc. (Tenaya or the Company), to be held on Wednesday, May 27, 2026 at 8:00 a.m. Pacific Time. The annual meeting will be conducted virtually this year via a live audio webcast and will afford all of our stockholders the same rights and opportunities to participate as would be available at an in-person meeting. You will be able to attend the annual meeting virtually by visiting www.proxydocs.com/TNYA, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your proxy card.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the annual meeting.

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Tenaya.

Sincerely,

Faraz Ali, M.B.A.

Chief Executive Officer

TENAYA THERAPEUTICS, INC.

171 Oyster Point Boulevard, Suite 500

South San Francisco, CA 94080

NOTICE OF ANNUAL MEETING OF stockholders

Time and Date	8:00 a.m. Pacific Time on Wednesday, May 27, 2026
Place

The annual meeting will be conducted virtually via a live audio webcast. You will be able to attend the annual meeting virtually by visiting www.proxydocs.com/TNYA, where you will be able to listen to the meeting live, submit questions and vote online during the meeting by visiting www.proxypush.com/TNYA.

Items of Business
•
To elect three Class II directors to hold office until our 2029 annual meeting of stockholders and until their respective successors are elected and qualified.
•
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
•
To amend and restate the Tenaya Therapeutics, Inc. 2021 Equity Incentive Plan to, among other things, increase the number of shares of our common stock reserved for issuance by approximately 3% of our outstanding shares and remove the annual limit of 4 million shares from the “evergreen” provision.
•
To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date	Wednesday, April 1, 2026 Only stockholders of record as of Wednesday, April 1, 2026, at the close of business are entitled to notice of and to vote at the annual meeting.
Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about April 16, 2026, to all stockholders entitled to vote at the annual meeting. We are providing access to our proxy materials over the Internet under the rules adopted by the Securities and Exchange Commission (SEC).

The proxy materials and our annual report can be accessed as of April 16, 2026, by visiting www.proxydocs.com/TNYA.

Voting

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. Returning your proxy card does not deprive you of your right to attend the annual meeting and to vote your shares at the annual meeting. The proxy statement explains proxy voting and the matters to be voted on in more detail.

By order of the Board of Directors,
Faraz Ali, M.B.A. Chief Executive Officer South San Francisco, California April 16, 2026

This proxy statement is being mailed to stockholders on or about April 16, 2026.

-i-

-ii-

TENAYA THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To be held at 8:00 a.m. Pacific Time on Wednesday, May 27, 2026

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2026 annual meeting of stockholders of Tenaya Therapeutics, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof. The annual meeting will be held on Wednesday, May 27, 2026 at 8:00 a.m. Pacific Time. The annual meeting will be conducted virtually via a live audio webcast. You will be able to attend the annual meeting virtually by visiting www.proxydocs.com/TNYA, where you will be able to listen to the meeting live, submit questions and vote online during the meeting by entering the control number on your proxy card.

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about April 16, 2026, to all stockholders of record as of the close of business on April 1, 2026. The proxy materials and our annual report can be accessed as of April 16, 2026, by visiting www.proxydocs.com/TNYA. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the annual meeting?

The following proposals will be voted on at the annual meeting:

•
the election of three Class II directors to hold office until our 2029 annual meeting of stockholders and until their respective successors are elected and qualified;
•
the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and
•
the amendment and restatement of the 2021 Equity Incentive Plan (the 2021 Plan) to, among other things, increase the number of shares of our common stock reserved for issuance by approximately 3% of our outstanding shares and remove the annual limit of 4 million shares from the “evergreen” provision.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the annual meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR” the election of each Class II director nominee named in this proxy statement;

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
•
“FOR” the amendment and restatement of the 2021 Plan to, among other things, increase the number of shares of our common stock reserved for issuance by approximately 3% of our outstanding shares and remove the annual limit of 4 million shares from the “evergreen” provision.

Who is entitled to vote at the annual meeting?

Holders of our common stock as of the close of business on April 1, 2026, the record date for the annual meeting, may vote at the annual meeting. As of the record date, there were 216,998,876 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record. If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the annual meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

Is there a list of registered stockholders entitled to vote at the annual meeting?

A list of registered stockholders entitled to vote at the annual meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting between the hours of 9:00 a.m. and 4:30 p.m. Pacific Time at our principal executive offices located at 171 Oyster Point Boulevard, Suite 500, South San Francisco, CA 94080 by contacting our corporate secretary.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our amended and restated bylaws (Bylaws) and Delaware law. The presence, in person (including virtually) or by proxy, of a majority of the voting power of our capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the annual meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Whether or not a quorum is present, the chairperson of the meeting may adjourn the meeting to another time or place.

How many votes are needed for approval of each proposal?

•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of all of the director nominees named herein, (2) WITHHOLD authority to vote for all such director nominees or (3) vote FOR the election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

•
Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum, and such abstentions, will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal for purposes of determining its passage. Because this is a routine proposal, your broker, bank or other nominee will have discretion to vote your shares on this routine matter. See “What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?” below. Therefore, we do not expect any broker non-votes on this proposal.
•
Proposal No. 3: The approval of the amendment and restatement of the 2021 Plan requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote thereon. Abstentions will be counted for purposes of determining the presence or absence of a quorum, and such abstentions will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a non-routine proposal, your broker, bank or other nominee will not have discretion to vote your shares on this matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 3. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of the proposal. See “What are the effects of abstentions and broker non-votes?” below.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, you may vote in one of the following ways:

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by Internet at www.proxypush.com/TNYA, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time on May 26, 2026. To vote via the Internet prior to the annual meeting, go to www.proxydocs.com/TNYA to complete an electronic proxy card. You will be asked to provide the control number from the proxy card you receive. If you vote via the Internet prior to the annual meeting, you do not need to return a proxy card by mail.
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by toll-free telephone at 1-866-475-3780, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time on May 26, 2026. You will be asked to provide the control number from the proxy card. If you vote by telephone, you do not need to return a proxy card by mail.
•
by completing, signing and mailing your proxy card that accompanies this proxy statement, which must be received prior to the annual meeting. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the annual meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.
•
by attending the annual meeting virtually by visiting www.proxydocs.com/TNYA, where you may vote during the meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website).

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the annual meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, you may not vote your shares at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
“FOR” the election of each Class II director nominee named in this proxy statement;
•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and
•
“FOR” the amendment and restatement of the 2021 Plan to, among other things, increase the number of shares of our common stock reserved for issuance by approximately 3% of our outstanding shares and remove the annual limit of 4 million shares from the “evergreen” provision.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote thereon or a majority of the voting power of the shares of capital stock of the Company outstanding as of the record date and entitled to vote thereon (e.g., Proposals No. 2 and 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on Proposals No. 1, 2 and 3.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the annual meeting by:

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entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);

•
completing and returning a later-dated proxy card, which must be received prior to the annual meeting;
•
delivering a written notice of revocation to our Secretary at Tenaya Therapeutics, Inc., 171 Oyster Point Boulevard, Suite 500, South San Francisco, CA 94080, Attention: Corporate Secretary, which must be received prior to the annual meeting; or
•
attending virtually and voting at the annual meeting (although attendance at the annual meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the annual meeting?

We will be hosting the annual meeting via a live audio webcast only.

Stockholders of Record. If you were a stockholder of record as of the record date, then you may attend the annual meeting virtually, and will be able to submit your questions during the meeting and vote your shares electronically during the meeting. To attend and participate in the annual meeting, you must register in advance at www.proxydocs.com/TNYA prior to the deadline of 7:59 a.m. Pacific Time on May 26, 2026. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the annual meeting and to submit questions during the annual meeting. Stockholders are already provided the opportunity to submit questions prior to the annual meeting at the time of registration. The annual meeting via a live audio only webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time on May 27, 2026, and you should allow ample time for the check-in procedures.

Street Name Stockholders. If you were a street name stockholder as of the record date and your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may access and participate in the annual meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the annual meeting.

How can I get help if I have trouble checking in or listening to the annual meeting online?

We will have technicians ready to assist you with any technical difficulties you may have accessing the annual meeting. If you encounter any difficulties accessing the virtual-only annual meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Why is the annual meeting held virtually?

We believe that a virtual annual meeting allows for participation by a broader group of stockholders and reduces the costs to stockholders associated with holding an in-person meeting. The virtual meeting format is intended to facilitate a level of transparency as close as possible to an in-person meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Faraz Ali, our Chief Executive Officer, and Jennifer Drimmer Rokovich, our General Counsel and Corporate Secretary, have been designated as proxy holders for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions of the stockholders. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the annual meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

A representative of Mediant Communications Inc. will tabulate the votes and act as inspector of election.

How can I contact Tenaya’s transfer agent?

You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at 800-736-3001, or by writing Computershare Trust Company, N.A, at 150 Royall Street, Canton, Massachusetts 02021. You may also access instructions with respect to certain stockholders matters (e.g., change of address) via the Internet at www-us.computershare.com.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. We have engaged Alliance Advisors, LLC to assist in and advise on the solicitation of proxies, for which we will pay them a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the annual meeting?

We will disclose voting results on a Current Report on Form 8‑K that we will file with the SEC within four business days after the meeting. If final voting results are not available to us in time to file a Form 8‑K, we will file a Form 8‑K to publish preliminary results and will provide the final results in an amendment to the Form 8‑K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholders at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Tenaya Therapeutics, Inc.

Attention: Investor Relations
171 Oyster Point Boulevard, Suite 500

South San Francisco, CA 94080
Tel: (650) 825-6990

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices not later than December 17, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Tenaya Therapeutics, Inc.

Attention: Corporate Secretary

171 Oyster Point Boulevard, Suite 500

South San Francisco, CA 94080

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of the our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our corporate secretary, which notice must contain the information specified in our Bylaws, provided that clause (iii) is the exclusive means under our Bylaws for stockholders to propose business other than such proposals as are properly made pursuant to the Exchange Act. To be timely for our 2027 annual meeting of stockholders, our corporate secretary must receive the written notice at our principal executive offices:

•
not earlier than 8:00 a.m., Eastern time, January 27, 2027; and
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not later 5:00 p.m., Eastern time, than February 26, 2027.

In the event that we hold our 2027 annual meeting of stockholders more than 25 days before or after the first anniversary of the date of this year’s annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than 8:00 a.m., Eastern time, on the 120th day before such annual meeting and no later than 5:00 p.m., Eastern time, on the later of the 90th day prior to the day of the annual meeting, or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws and give timely notice to our corporate secretary in accordance with our Bylaws, which, in general, require that the notice be received by our corporate secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our Bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our board of directors currently consists of eight (8) directors, seven (7) of whom are independent under the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our board of directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

Upon the recommendation of our corporate governance and nominating committee, we are nominating Amy Burroughs, M.B.A., Karah Parschauer, J.D. and Catherine Stehman-Breen, M.D., as Class II directors at the annual meeting. If elected, Mses. Burroughs and Parschauer and Dr. Stehman-Breen will each hold office for a three-year term until the annual meeting of stockholders to be held in 2029 or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of March 31, 2026, and certain other information for each of our directors and director nominees:

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Amy Burroughs, M.B.A.(1)(2)	II	55	Director	2022	2026	2029
Karah Parschauer, J.D.(1)	II	48	Director	2021	2026	2029
Catherine Stehman-Breen, M.D.(4)	II	63	Director	2020	2026	2029
Continuing Directors
June Lee, M.D. (2)(4)	III	60	Director	2021	2027	-
Deepak Srivastava, M.D. (3)(4)	III	59	Director	2016	2027	-
Faraz Ali, M.B.A.	III	53	Chief Executive Officer and Director	2018	2027	-
Jeffrey T. Walsh, M.B.A.(1)(2)	I	60	Director	2020	2028	-
R. Sanders Williams, M.D.(3)(4)	I	77	Chair and Director	2016	2028	-

(1)
Member of audit committee
(2)
Member of compensation committee
(3)
Member of corporate governance and nominating committee
(4)
Member of the science and technology committee

Class II Nominees for Director

Amy Burroughs, M.B.A., has served as a member of our board of directors since December 2022. Since February 2024, she has served as Chief Executive Officer and Board member of Terns Pharmaceuticals, Inc., a publicly traded clinical-stage biopharmaceutical company developing a portfolio of small-molecule product candidates to address serious diseases. From April 2019 until October 2023, Ms. Burroughs served as President and Chief Executive Officer and director of Cleave Therapeutics, Inc. (Cleave), a privately held biopharmaceutical company. She previously served as an executive in residence at 5AM Ventures and, in parallel, as senior advisor to one of its portfolio companies, Crinetics Pharmaceuticals. Earlier in her career, Ms. Burroughs held roles of increasing responsibility in commercial and strategy at Genentech, commercial and business development at other high growth therapeutics companies, talent and governance at Egon Zehnder International, and brand management at Procter & Gamble. She has served as a member of the board of directors of Cleave, since April 2019, and previously served as a member of the board of directors of DiaMedica Therapeutics, Inc. Ms. Burroughs holds a Bachelor of Arts in Computer Science and a minor in Economics from Dartmouth College and an MBA from Harvard Business School where she graduated as a Baker Scholar.

We believe Ms. Burroughs is qualified to serve on our board of directors because of her knowledge and experience in the biotechnology and pharmaceutical industries and her broad leadership experience resulting from service as an executive of a biotechnology company and service as a public company board member within the life sciences industry.

Karah Parschauer, J.D., has served as a member of our board of directors since December 2021. In June 2016, Ms. Parschauer began serving as the General Counsel and Executive Vice President and is currently serving as Chief Legal Officer and Executive Vice President, Corporate Affairs of Ultragenyx Pharmaceutical Inc., a publicly traded biopharmaceutical company developing treatments for rare and ultra-rare genetic diseases. From June 2005 to June 2016, Ms. Parschauer served in various executive capacities, and most recently as Vice President, Associate General Counsel, at Allergan plc, a pharmaceutical company. Before Allergan, Ms. Parschauer was an attorney at Latham & Watkins LLP, where she practiced in the areas of mergers and acquisitions, securities offerings and corporate governance. Ms. Parschauer is a member of the board of directors of Evolus, Inc., a publicly traded performance beauty company. She previously served as a member of the board of directors of Arcturus Therapeutics Holdings Inc., and Anebulo Pharmaceuticals, Inc. Ms. Parschauer holds a B.A. in biology from Miami University and a J.D. from Harvard Law School.

We believe Ms. Parschauer is qualified to serve on our board of directors because of her extensive experience as an executive in the life sciences sector, her legal expertise, and her experience as a public company board member within the life sciences industry.

Catherine Stehman-Breen, M.D., has served as a member of our board of directors since June 2020. Since August 2025, Dr. Dr. Stehman-Breen has served as the Chief Executive Officer of Winnow Therapeutics, Inc., a private biotechnology company. Previously, from December 2020 to January 2025, Dr. Stehman-Breen served as the Chief Executive Officer and a member of the board of directors of Chroma Medicine until its merger with Nvelop Therapeutics in January 2025. Dr. Stehman-Breen also served as the Chief Research and Development Officer of Obsidian Therapeutics, Inc., a private biotechnology company, from July 2019 to December 2020, as an entrepreneur-in-residence at Atlas Ventures, serving as Chief Medical Officer of both Dyne Therapeutics, Inc., a biotechnology company, from March 2018 to July 2019 and Disarm Therapeutics, Inc., a biotechnology company, from April 2018 to July 2019, as Chief Medical Officer of Sarepta Therapeutics, Inc., a publicly traded biopharmaceutical company, from March 2017 to December 2017 and as Vice President, Clinical Development and Regulatory Affairs at Regeneron Pharmaceuticals, Inc., a publicly traded biotechnology company, from January 2015 to March 2017. Prior to that, from 2003 to 2015, Dr. Stehman-Breen held senior leadership roles at Amgen, Inc. including Vice President, Global Development, leading the neuroscience, nephrology and bone therapeutic areas. She has also served on the boards of directors of Dyne Therapeutics, Inc. since June 2019 and Generation Bio Co., a publicly traded biotechnology company, since December 2017. Dr. Stehman-Breen earned a B.A. in biology and psychology from Colby College, an M.S. in epidemiology from the University of Washington, where she also completed her residency and fellowship training, and an M.D. from the University of Chicago.

We believe Dr. Stehman-Breen is qualified to serve on our board based on her medical expertise, her experience with clinical development and regulatory affairs in many therapeutic areas, her expertise as an executive in the biotechnology industry and her experience as a public company board member, including within the biotechnology industry.

Continuing Directors

Faraz Ali, M.B.A., has served as our Chief Executive Officer since June 2018 and as a member of our board of directors since September 2018. Prior to joining us, Mr. Ali was Chief Business Officer at REGENXBIO, a publicly traded biotechnology company, from February 2016 to January 2018. From May 2011 to February 2016, he served as Vice President, Global Commercial Development and External Affairs at bluebird bio, a publicly traded biotechnology company. From August 2001 to November 2010, Mr. Ali held various roles at Genzyme, including Head of U.S. Marketing and Strategic Planning for the rare disease business unit. Prior to Genzyme, he served in leadership roles at GE Corporate and GE Healthcare. Mr. Ali is a member of the Board of Directors of the Alliance for Regenerative Medicine. He holds a B.S. in Electrical Engineering from Stanford University and an M.B.A. with distinction from Harvard Business School.

We believe Mr. Ali is qualified to serve on our board of directors because of the perspective and experience he brings as our Chief Executive Officer, his experience in leadership and corporate development positions in the biotechnology industry and with companies focused on gene therapies and therapies for rare and orphan diseases, and his educational background.

June Lee, M.D., has served as a member of our board of directors since November 2021. Dr. Lee joined 5AM Ventures in July 2022 where she served as a part-time Venture Partner until November 2024. From February 2021 to November 2021, Dr. Lee served as Founder and Chief Executive Officer at Alumis Inc. (formerly known as Esker Therapeutics), a precision medicine company developing treatments for autoimmune diseases. From January 2017 until June 2020, Dr. Lee was Chief Development Officer and Chief Operating Officer of MyoKardia, Inc. (MyoKardia), a clinical stage biotechnology company with a focus on precision cardiovascular medicines. Prior to MyoKardia, from April 2011 to January 2017, Dr. Lee was Professor of Medicine at the University of California, San Francisco (UCSF) School of Medicine, where she served as Director of Translational Research. She is also the founding chair of the University of California Drug, Device, Discovery and Development Group. Previously, from March 2004 to April 2011, she was therapeutic area head in early clinical development in cardiovascular, metabolism, respiratory, and infectious diseases at Genentech. Dr. Lee is a member of the Board of Directors of Eledon Pharmaceuticals, Inc., Abivax S.A. and NKGen Korea, each a publicly traded biotechnology company and GenEdit, a privately held biotechnology company. She previously served as a member of the Board of Directors of CinCor Pharma, a publicly traded biotechnology company, from January 2022 until its acquisition by AstraZeneca Finance and Holdings Inc. in February 2023. Dr. Lee is the co-Founder and member of the Board of Directors of ElevAAte Biotech and previously served as Chair of the Board of Directors of the Council of Korean Americans. She is a founding member of the Translational Research Advisory Council of South Korea’s MOGAM Research Institute, and the MTRAC for Life Sciences Innovation Hub Therapeutic/Diagnostic Oversight Committee, a unit associated with the University of Michigan Medical School. Dr. Lee currently serves on Johns Hopkins University Center for Therapeutic Translation’s Advisory Board, and previously served on the Scientific Advisory Boards for Aer Therapeutics, Inc. and Foresite Labs. She completed a Bachelor of Science in chemistry at the Johns Hopkins University, an M.D. at the School of Medicine at University of California, Davis, and her clinical training in internal medicine and pulmonary and critical care at the University of California, Los Angeles and UCSF.

We believe Dr. Lee is qualified to serve on our board of directors because of her extensive scientific background, medical training and leadership experience in the industry.

Deepak Srivastava, M.D., has served as a member of our board of directors since October 2016. He has been Chairman of our Scientific Advisory Board since October 2016 and previously served as a consultant to our company from September 2016 until June 2025. Dr. Srivastava has been President of Gladstone Institutes since January 2018. He is currently the Robert W. and Linda Mahley Distinguished Professor and a senior investigator at the Gladstone Institute of Cardiovascular Disease and director of the Roddenberry Stem Cell Center. Since 2005, Dr. Srivastava has been a professor in the Departments of Pediatrics and Biochemistry and Biophysics at the University of California, San Francisco, and he is the Wilma and Adeline Pirag Distinguished Professor in pediatric developmental cardiology. He is past-president of the International Society for Stem Cell Research. Dr. Srivastava is a member of the American Academy of Arts and Sciences and the National Academy of Medicine. He received a B.S. from Rice University and an M.D. from the University of Texas. He trained in pediatrics at the University of California, San Francisco, and in pediatric cardiology at Harvard Medical School.

We believe Dr. Srivastava is qualified to serve on our board because of his scientific and educational background and his extensive expertise in the cardiovascular field and as a co-Founder of the company.

Jeffrey T. Walsh, M.B.A., has served as a member of our board of directors since March 2020. In January 2025, Mr. Walsh began serving as Chief Executive Officer of NChroma Bio, Inc., a private biotechnology company focused on genetic medicines, following its merger with Nvelop Therapeutics, Inc. where he had served as Chief Executive Officer since April 2023. From January 2022 through April 2023, Mr. Walsh served as a part-time venture partner at Third Rock Ventures. Previously, between May 2011 and March 2021, he served in various roles at bluebird bio, Inc., including most recently as Strategic Advisor, and previously as Chief Operating Officer, Chief Financial Officer, and Chief Strategy Officer. From 2008 to 2011, Mr. Walsh served as Chief Business Officer of Taligen Therapeutics, Inc. until it was acquired by Alexion Pharmaceuticals, Inc. Mr. Walsh started his career at SmithKline Beecham Corporation in finance and worldwide business development roles from 1987 to 1995. He subsequently held senior business development, finance, sales and operations roles at Allscripts Healthcare Solutions Inc. from 1995 to 1998, PathoGenesis Corp. from 1998 to 2000, EXACT Sciences Corporation from 2000 to 2004, and Inotek Pharmaceuticals Corp. from 2004 to 2008. Mr. Walsh serves as a member of the Board of Tevard Biosciences, a private biotechnology company. He received a B.A. in sociology and economics from Yale University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

We believe that Mr. Walsh’s qualifications to serve on our board of directors include his leadership and management experience in the biotechnology industry and his experience in finance and business development and strategic planning as an executive officer at multiple healthcare companies.

R. Sanders (Sandy) Williams, M.D., has served as a member of our board of directors since October 2016 and as chair of our board of directors since January 2025. Dr. Williams has served as the President Emeritus of Gladstone Institutes, a non-profit biomedical research enterprise since January 2018 and previously served as its President from November 2009 to December 2017. Dr. Williams also served as the Chief Executive Officer of Gladstone Foundation, a not-for-profit organization supporting Gladstone Institutes from January 2016 to December 2018. Since January 2018, Dr. Williams has served as Professor of Medicine and Senior Advisor for Science & Technology at Duke University and, from February 2021-January 2022 as its Interim Vice President for Research and Innovation. Dr. Williams has also served as a Professor of Medicine at the University of California, San Francisco since 2010. From 2010 to 2017, Dr. Williams was the President and the Robert W. and Linda L. Mahley Distinguished Professor of Medicine of Gladstone Institutes. Prior to this, Dr. Williams served in various roles, including as Dean and Senior Vice Chancellor of the Duke University School of Medicine, from 2001 to 2010. He was the founding Dean of the Duke-NUS Graduate Medical School, Singapore, from 2003 to 2008 and served on its Governing Board from 2003 to 2010. From 1990 to 2001, Dr. Williams was Chief of Cardiology and Director of the Ryburn Center for Molecular Cardiology at the University of Texas, Southwestern Medical Center. He has also served as a director at numerous public biotechnology and pharmaceutical companies, including Bristol-Myers Squibb Company from 2006 until 2013, Laboratory Corporation of America Holdings from 2007 until 2024 and Amgen from 2014 until 2014. Dr. Williams was elected to the National Academy of Medicine in 2002. Dr. Williams received an A.B. from Princeton University and an M.D. from Duke University.

We believe Dr. Williams is qualified to serve on our board because of his scientific and educational background, his extensive expertise in the cardiovascular field, and his experience as a public company board member, including within the biotechnology industry.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market. Under the rules of Nasdaq, independent directors must comprise a majority of our board of directors. A director will only qualify as “independent” under Nasdaq listing rules if, in the opinion of our board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and corporate governance and nominating committees be independent.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act, and Nasdaq listing rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing rules applicable to compensation committee members.

Our board of directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that each of Drs. Lee, Srivastava, Stehman-Breen and Williams, Mses. Burroughs and Parschauer and Mr. Walsh, representing seven of our eight directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the listing standards of Nasdaq. Mr. Ali is not considered an independent director because of his position as our Chief Executive Officer.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

There are no family relationships among any of our directors, director nominees or executive officers.

Board Leadership Structure

Our board of directors is currently chaired by Dr. Williams. As a general policy, our board of directors believes that separation of the positions of Chair of our board of directors and Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, Mr. Ali serves as our Chief Executive Officer while Dr. Williams serves as the Chair of our board of directors but is not an officer. We currently expect and intend the positions of Chair of our board of directors and Chief Executive Officer to continue to be held by two individuals in the future.

Role of Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions.

In addition, our board has tasked designated standing committees with oversight of certain categories of risk management.

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Our audit committee assists our board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, cybersecurity and data security, legal and regulatory compliance, and also, among other things, discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management.
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Our compensation committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking.
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Our corporate governance and nominating committee assesses risks relating to our corporate governance practices, the independence of the board and potential conflicts of interest.
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Our science and technology committee assesses risks relating to our research and development strategy and product pipeline.

Our board of directors believes its current leadership structure supports the risk oversight function of the board.

Board Committees

Our board of directors has established the following standing committees of the board: audit committee; compensation committee; corporate governance and nominating committee; and science and technology committee. The composition and responsibilities of each of the committees of our board of directors is described below.

Audit Committee

The current members of our audit committee are Mses. Burroughs and Parschauer and Mr. Walsh. Mr. Walsh is the chairperson of our audit committee. Our board of directors has determined that each member of our audit committee meets the requirements for independence of audit committee members under the rules and regulations of the SEC and the listing standards of Nasdaq and also meets the financial literacy requirements of the listing standards of Nasdaq. Our board of directors has determined that Mr. Walsh is an audit committee financial expert within the meaning of Item 407(d) of Regulation S‑K. Our audit committee is responsible for, among other things:

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selecting, retaining, compensating, evaluating, overseeing and, where appropriate, terminating our independent registered public accounting firm;

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reviewing and approving the scope and plans for the audits and the audit fees and approving all non-audit and tax services to be performed by the independent auditor;
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evaluating the independence and qualifications of our independent registered public accounting firm;
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reviewing our financial statements, and discussing with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;
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reviewing and discussing with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
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discussing with management our procedures regarding the presentation of our financial information, and reviewing earnings press releases and guidance;
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overseeing the design, implementation and performance of our internal audit function, if any;
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setting hiring policies with regard to the hiring of employees and former employees of our independent auditor and overseeing compliance with such policies;
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reviewing, approving and monitoring related party transactions;
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adopting and overseeing procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
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reviewing and discussing with management and our independent auditor the adequacy and effectiveness of our legal, regulatory and ethical compliance programs; and
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reviewing and discussing with management and our independent auditor our guidelines and policies to identify, monitor and address enterprise risks, including financial, operating, cybersecurity and data security risks.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our audit committee is available on our website at investors.tenayatherapeutics.com/corporate-governance/governance-overview. During 2025, our audit committee held four meetings.

Compensation Committee

The current members of our compensation committee are Dr. Lee, Ms. Burroughs and Mr. Walsh. Dr. Lee is the chairperson of our compensation committee. Our board of directors has determined that each member of our compensation committee meets the requirements for independence for compensation committee members under the rules and regulations of the SEC and the listing standards of Nasdaq. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

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reviewing, approving or making recommendations to our board of directors regarding the compensation for our executive officers, including our chief executive officer;
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reviewing, approving and administering our employee benefit and equity incentive plans;
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establishing and reviewing the compensation plans and programs of our employees, and ensuring that they are consistent with our general compensation strategy;

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approving or making recommendations to our board of directors regarding the creation or revision of any clawback policy;
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making recommendations to our board of directors regarding non-employee director compensation; and
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reviewing and discussing with management compensation policies and practices to determine whether any policies are reasonably likely to have a material adverse effect on us.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at investors.tenayatherapeutics.com/corporate-governance/governance-overview. During 2025, our compensation committee held five meetings.

Corporate Governance and Nominating Committee

The current members of our corporate governance and nominating committee are Drs. Srivastava and Williams. Dr. Srivastava is the chairperson of our corporate governance and nominating committee. Our board of directors has determined that each member of our corporate governance and nominating committee meets the requirements for independence for corporate governance and nominating committee members under the listing standards of Nasdaq. Our corporate governance and nominating committee is responsible for, among other things:

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reviewing and assessing and making recommendations to our board of directors regarding desired qualifications, expertise and characteristics sought of board members;
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identifying, evaluating, selecting or making recommendations to our board of directors regarding nominees for election to our board of directors;
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developing policies and procedures for considering stockholder nominees for election to our board of directors;
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reviewing our succession planning process for our chief executive officer and any other members of our executive management team;
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reviewing and making recommendations to our board of directors regarding the composition, organization and governance our board of directors and its committees;
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reviewing and making recommendations to our board directors regarding our corporate governance guidelines and corporate governance framework;
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reviewing and assessing our corporate sustainability strategy and policies and to oversee our implementation of and preparation of public disclosures pertaining to our environmental, social and governance programs;
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overseeing director orientation for new directors and continuing education for our directors;
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overseeing the evaluation of the performance of our board of directors and its committees; and
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reviewing and monitoring compliance with our code of business conduct and ethics and reviewing conflicts of interest of our board members and officers other than related party transactions reviewed by our audit committee.

Our corporate governance and nominating committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the charter of our corporate governance and nominating committee is available on our website at investors.tenayatherapeutics.com/corporate-governance/governance-overview. During 2025, our corporate governance and nominating committee held two meetings.

Science and Technology Committee

The current members of our science and technology committee are Drs. Lee, Srivastava, Stehman-Breen and Williams. Dr. Stehman-Breen is the chairperson of our science and technology committee. Our board of directors has determined that each member of our science and technology committee meets the requirements for independence under the listing standards of Nasdaq. Our science and technology committee is responsible for, among other things:

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overseeing the progress of our product pipeline, as well as the quality, direction and competitiveness of our research and development programs and related strategy;
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reviewing the scientific aspects of potential future business development opportunities;
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monitoring trends in the treatment landscape of areas of therapeutic interest to the company; and
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making recommendations to the board with respect to the overall research, development and manufacturing organizations.

Our science and technology committee operates under a written charter. A copy of the charter of our science and technology committee is available on our website at investors.tenayatherapeutics.com/corporate-governance/governance-overview. During 2025, our science and technology committee held two meetings.

Attendance at Board and Stockholders Meetings

During our fiscal year ended December 31, 2025, our board of directors held eight meetings (including regularly scheduled and special meetings), and each director, attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we encourage, but do not require, directors to attend. All our directors serving at the time attended the 2025 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

During 2025, the members of our compensation committee were Dr. Lee, Dr. Williams (through June 2025), Ms. Burroughs (beginning June 2025) and Mr. Walsh. None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

Our corporate governance and nominating committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our corporate governance and nominating committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors and other director qualifications. While our board has not established minimum qualifications for board members, some of the factors that our corporate governance and nominating committee considers in assessing director nominee qualifications include, without limitation, issues of character, professional ethics and integrity, judgment, business experience and diversity, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that the board should be a diverse body, and the corporate governance and nominating committee considers a broad range of perspectives, backgrounds and experiences.

If our corporate governance and nominating committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management.

After completing its review and evaluation of director candidates, our corporate governance and nominating committee recommends to our full board of directors the director nominees for selection. Our corporate governance and nominating committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board.

Stockholders Recommendations and Nominations to our Board of Directors

Our corporate governance and nominating committee will consider recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our Amended and Restated Certificate of Incorporation and Bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our corporate governance and nominating committee will evaluate such recommendations in accordance with its charter, our Bylaws and corporate governance guidelines and the director nominee criteria described above.

A stockholder who wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at Tenaya Therapeutics, Inc., 171 Oyster Point Boulevard, Suite 500, South San Francisco, CA 94080, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholders’ ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder(s) in support of the candidate. Our corporate governance and nominating committee has discretion to decide which individuals to recommend for nomination as directors.

Under our Bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our Bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our 2027 annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed above under “Questions and Answers About the Proxy Materials—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our corporate secretary by mail to our principal executive offices at 171 Oyster Point Boulevard, Suite 500, South San Francisco, CA 94080, Attention: Corporate Secretary. Our corporate secretary, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our corporate secretary will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board. These policies and procedures do not apply to (a) communications to non-management directors from our officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (c) communications to our audit committee pursuant to our complaint procedures for accounting and audit matters.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and the members of our board of directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans and (5) holding our securities in a margin account.

Insider Trading Policy

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Insider Trading Policy to help our directors, officers, employees and specified consultants, contractors and advisors comply with federal and state securities laws and regulations that govern trading in securities and to help our organization minimize our own legal and reputational risk. A copy of our Insider Trading Policy, as amended, is filed as Exhibit 19.1 to our Annual report on Form 10-K for the year ended December 31, 2025.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our board of directors and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer and other executive and senior financial officers. The full text of our corporate governance guidelines and code of business conduct and ethics are available on our website at investors.tenayatherapeutics.com/corporate-governance/governance-overview. We will post amendments to our code of business conduct and ethics or any waivers of our code of business conduct and ethics for directors and executive officers on the same website.

Director Compensation

Under our Outside Director Compensation Policy, non-employee directors receive compensation in the form of cash and equity, as described below. We also reimburse our non-employee directors for expenses incurred in connection with attending board and committee meetings, as well as continuing director education. Our Outside Director Compensation Policy was updated in May 2025 and again in January 2026, in each case, after consultation with the Company’s independent compensation consultant.

Cash Compensation

During 2025, each non-employee director was paid an annual cash retainer of $40,000. In addition, each non-employee director who serves as a chair or chair or member of a committee was entitled to receive the following cash compensation for his or her services (increases for 2026 are shown in parentheticals):

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$30,000 per year for service as non-executive chair of our board of directors;
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$20,000 per year for service as a lead independent director;
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$15,000 per year for service as chair of the audit committee;
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$7,500 per year for service as a member of the audit committee;

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$10,000 per year for service as chair of the compensation committee (increased to $12,000 beginning January 1, 2026);
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$5,000 per year for service as a member of the compensation committee (increased to $6,000 beginning January 1, 2026);
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$8,000 per year for service as chair of the corporate governance and nominating committee (increased to $10,000 beginning January 1, 2026);
•
$4,000 per year for service as a member of the corporate governance and nominating committee (increased to $5,000 beginning January 1, 2026);
•
$10,000 per year for service as chair of the science and technology committee (increased to $12,000 beginning January 1, 2026); and
•
$5,000 per year for service as a member of the science and technology committee (increased to $6,000 beginning January 1, 2026).

Each non-employee director who serves as a committee chair will receive only the cash retainer fee as the chair of the committee but not the cash retainer fee as a member of that committee. These fees to our non-employee directors are paid quarterly in arrears on a prorated basis. Under our Outside Director Compensation Policy, we also will reimburse our non-employee directors for reasonable travel expenses to attend meetings of our board of directors and its committees.

Equity Compensation

Initial Award. Pursuant to our Outside Director Compensation Policy, each person who first becomes a non-employee director after the initial effective date of such policy will receive, on the first trading day on or after the date that the person first becomes a non-employee director, an initial award, or the Initial Award, of stock options to purchase shares of our common stock with a grant date fair value as determined in accordance with U.S. GAAP equal to $320,000, provided that no more than 214,800 shares of our common stock (68,000 shares before the May 2025 updates to our Outside Director Compensation Policy) could be subject to an Initial Award. The Initial Award will be scheduled to vest in equal installments as to one thirty-sixth of the shares of our common stock subject at grant to the Initial Award on a monthly basis following the Initial Award’s grant date, on the same day of the month as the grant date, subject to continued services to us through the applicable vesting dates. If the person was a member of our board of directors and also an employee, then becoming a non-employee director due to termination of employment will not entitle the person to an Initial Award.

Annual Award. Pursuant to our Outside Director Compensation Policy, each non-employee director who has served continuously as an outside director since the date of the most recently preceding annual meeting of stockholders will automatically receive, on the first trading day immediately after the date of each annual meeting of our stockholders, an annual award, or the Annual Award, of stock options to purchase shares of our common stock with a grant date fair value as determined in accordance with U.S. GAAP equal to $160,000, provided that no more than 107,400 shares of our common stock (34,000 shares before the May 2025 updates to our Outside Director Compensation Policy) could be subject to an Annual Award. Our Outside Director Compensation Policy further provides that, in the case of a director who joined our board after the immediately preceding annual meeting of stockholders, the number of shares subject to his or her first Annual Award will be prorated for the months the director served prior to and including the date of the annual meeting at which the Annual Award is to be granted. Each Annual Award will be scheduled to vest in full upon the first anniversary of the date of the grant, or if earlier, the day immediately before the date of the next annual meeting that occurs after the Annual Award’s grant date, subject to the outside director remaining a service provider through the applicable vesting date.

Change in Control. In the event of a change in control, as defined in our 2021 Equity Incentive Plan, each non-employee director’s then outstanding equity awards covering shares of our common stock will accelerate vesting in full, provided that he or she remains a non-employee director through the date of our change in control.

Other Award Terms. Each Initial Award and Annual Award will be granted under our 2021 Equity Incentive Plan (or its successor plan, as applicable) and form of award agreement under such plan. These awards will have a maximum term to expiration of ten years from their grant and a per-share exercise price equal to 100% of the fair market value of a share of our common stock on the award’s grant date.

Director Compensation Limits. Our Outside Director Compensation Policy provides that in any fiscal year, a non-employee director may be granted equity awards or provided cash or other compensation with an aggregate value of no more than $500,000 (with the value of equity awards based on its grant date fair value determined in accordance with U.S. GAAP for purposes of this limit). Equity awards granted or other compensation provided to a non-employee director while he or she was an employee or consultant (other than a non-employee director), or granted or provided before the effective date of the registration statement related to our initial public offering, do not count toward this annual limit.

Director Compensation for Fiscal Year 2025

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our board of directors, for the fiscal year ended December 31, 2025. Directors who are also our employees receive no additional compensation for their service as directors. During 2025, Mr. Ali was an employee and executive officer of the company and therefore, did not receive compensation as a director. See “Executive Compensation” for additional information regarding Mr. Ali’s compensation.

Name	Fees Paid or Earned in Cash ($)		Option Awards ($) (1) (2)	Total ($)
Amy Burroughs, M.B.A.	50,000		34,615	84,615
David Goeddel, Ph.D.(3)	44,000		34,615	78,615
June Lee, M.D.	55,000		34,615	89,615
Karah Parschauer, J.D.	47,500		34,615	82,115
Deepak Srivastava, M.D.	90,500	(4)	34,615	125,115
Catherine Stehman-Breen, M.D.	50,000		34,615	84,615
Jeffrey T. Walsh, M.B.A.	60,000		34,615	94,615
R. Sanders (Sandy) Williams, M.D.	79,500		34,615	114,115

(1)
This column reflects the aggregate grant date fair value of option awards granted to the directors in the applicable fiscal year, computed in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification Topic 718 (ASC 718). See Note 8 to our financial statements for the year ended December 31, 2025, included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 11, 2026, for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. Our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.
(2)
The aggregate number of shares subject to all stock options held by each of our current non-employee directors as of December 31, 2025, is as follows: Ms. Burroughs—196,166; Dr. Lee—229,596; Ms. Parschauer—210,427; Dr. Srivastava—248,159; Dr. Stehman-Breen—232,534; Mr. Walsh—250,659; and Dr. Williams—210,659.
(3)
Dr. Goeddel resigned from the Board effective as of January 26, 2026.
(4)
The amount disclosed includes $37,500 paid pursuant to our consulting agreement with Dr. Srivastava, which consulting agreement was terminated effective June 15, 2025.

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Our board of directors currently consists of eight members. In accordance with our Amended and Restated Certificate of Incorporation, our board of directors is divided into three classes with staggered three-year terms. At the annual meeting, three Class II directors will be elected for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Nominees

Our corporate governance and nominating committee has recommended, and our board of directors has approved, Amy Burroughs, M.B.A., Karah Parschauer, J.D. and Catherine Stehman-Breen, M.D., as nominees for election as Class II directors at the annual meeting. If elected, each of Mses. Burroughs and Parschauer and Dr. Stehman-Breen will each serve as a Class II director until the 2029 annual meeting of stockholders and until her respective successor is elected and qualified or until her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Each of Mses. Burroughs and Parschauer and Dr. Stehman-Breen have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2026. Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

At the annual meeting, we are asking our stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Our audit committee is submitting the appointment of Deloitte & Touche LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Deloitte & Touche LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of Deloitte & Touche LLP, then our audit committee may reconsider the appointment. One or more representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Deloitte & Touche LLP for our fiscal years ended December 31, 2025, and 2024.

	2025	2024
Audit Fees (1)	$1,152,337	$1,130,725
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,152,337	$1,130,725

(1)
“Audit fees” consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings and other engagements such as consents and review of documents filed with the SEC. The fees for 2024 include services associated with the activation of our “at the market” program and our follow-on offering in March 2025. The fees for 2025 include services associated with our follow-on offering in December 2025.

Auditor Independence

In 2025, there were no other professional services provided by Deloitte & Touche LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Deloitte & Touche LLP for our fiscal year ended December 31, 2025, were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, your broker, bank or other nominee will have discretion to vote your shares on this routine matter. See “What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?” above. Therefore, we do not expect any broker non-votes on this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Deloitte & Touche LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING December 31, 2026.

AUDIT COMMITTEE REPORT

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the Securities and Exchange Commission (the SEC). The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee operates under a written charter approved by the board of directors. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the Company’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s financial statements. The Company’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), is responsible for performing an independent audit of the Company’s financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management.

In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited financial statements with management and Deloitte;
•
discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and
•
received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Deloitte its independence.

Based on the audit committee’s review and discussions with management and Deloitte, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Jeffrey T. Walsh (Chair)

Amy Burroughs

Karah Parschauer

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

PROPOSAL NO. 3

APPROVAL OF THE TENAYA THERAPEUTICS, INC. AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

We are seeking stockholder approval to amend and restate our 2021 Equity Incentive Plan (the 2021 Plan, and the currently in effect version of the 2021 Plan, the Current 2021 Plan), which was originally adopted by our board of directors and approved by our stockholders in 2021 in connection with our initial public offering.

We are asking our stockholders to approve an amended and restated 2021 Plan (the Restated Plan) to (1) provide for a one-time increase to the number of shares of our common stock reserved for issuance under the Restated Plan by approximately 3% of our outstanding shares (6,509,966 shares), (2) amend the annual “evergreen” provision to remove the annual limit of 4 million shares, while maintaining the annual increase at 4% of our outstanding shares, and (3) add a limit on the number of shares that can be issued as incentive stock options under the Restated Plan.

The limited share reserve available in our Current 2021 Plan has constrained our ability to grant market-competitive equity awards. The proposed Restated Plan will allow us to address below-market equity holdings for our employees and ensure meaningful retention and incentives going forward. By doing so, we can continue to use the Restated Plan to attract, retain and incentivize our talent to increase stockholder value and achieve our business goals. Without these updates, we risk undermining the emphasis on long-term incentives in our compensation programs which closely aligns our employees with the interests of our stockholders.

Based on our Compensation Committee’s recommendation, our board of directors adopted the Restated Plan on March 10, 2026, subject to approval from our stockholders at our Annual Meeting. If stockholders approve this proposal, the Restated Plan will replace our Current 2021 Plan and become effective as of the date of stockholder approval (the Restatement Date). Under the guidance of our Compensation Committee and with input from our independent compensation consultant, we will continue to use our equity reserves in a responsible manner, balancing careful management of our burn rate with our need to provide competitive equity awards to drive performance and retention.

If stockholders do not approve this proposal, such amendment and restatement will not take effect and our Current 2021 Plan will continue to be administered in its current form.

Material Differences Between the Current 2021 Plan and the Restated Plan

•
The Restated Plan includes a one-time increase of approximately 3% of our outstanding shares (6,509,966 shares) to the number of shares available for future grants under the Restated Plan.
•
The Restated Plan will no longer have a 4 million share cap in the current annual “evergreen” provision. Instead, beginning with our 2027 fiscal year, the number of shares available for issuance under the Restated Plan will be increased on the first day of each fiscal year, in an amount, subject to the adjustment provisions of the Restated Plan, equal to 4% of our outstanding shares on the last day of the immediately prior fiscal year or such lesser number of shares determined by our board of directors or the compensation committee as the administrator of the Restated Plan. The term of the “evergreen” provision will remain unchanged under the Restated Plan and will expire as originally planned in January 2031.
•
The Restated Plan includes a maximum number of shares that may be issued upon the exercise of incentive stock options under the Restated Plan of 15 million shares, which is in all cases still subject to the applicable share reserve. Currently, we are not granting incentive stock options, but to give us flexibility to do so in the future, we must have a specific maximum number of shares that can be granted under incentive stock options. The Current 2021 Plan met that requirement through the share reserve and the 4 million share cap in the “evergreen” provision. Removing the 4 million share cap in the “evergreen” provision means that, in order to be able to grant new incentive stock options in the future, we needed to provide for that maximum in a different way. The proposed maximum does not indicate that we intend to grant 15 million incentive stock options over the life of the Restated Plan; in fact, we currently expect that options granted under the Restated Plan will be in the form of nonstatutory stock options for the foreseeable future.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE TENAYA THERAPEUTICS, INC. AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN.

Why Should Stockholders Vote to Approve the Restated Plan?

The Restated Plan Will Allow Us to Recruit, Incentivize and Retain the Critical Talent Needed to Achieve our Strategic Priorities and Anticipated Business Milestones

The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue. We believe that a market-competitive equity program is a necessary and powerful employee incentive and retention tool that benefits our stockholders. It is vital to our ability to attract, retain and motivate outstanding and highly skilled individuals in the competitive labor markets in which we compete, and puts employees’ interests directly into alignment with those of our stockholders.

We have been disciplined in our equity usage and our annual dilution rates are low relative to our peer companies. Despite strict management of our burn rate and responsible usage of our share reserve, following our 2025 financings, our current equity overhang (total employee ownership) has fallen well below the 25th percentile of our peer group. The one-time increase and the “evergreen” modification for which we are requesting approval is intended to be a modest request to bring our equity reserves back in line with our peers, so that we can continue to provide our employees with meaningful long-term incentives, while also maintaining an annual equity burn rate that is aligned with the market.

Since 2024, we have reduced our workforce by over 50%. The employees that remain with us are core to our mission, and we recognize that the value of our equity awards have fallen behind equity compensation levels reported in the highly competitive San Francisco Bay area marketplace. While we continue to carefully manage our cash reserves, the use of equity incentives, which reinforce stockholder alignment, remains a critical component of our pay programs. As a result, we do not believe that the shares available for issuance under the Current 2021 Plan will be sufficient to support our performance-based compensation philosophy which relies heavily on long-term incentives for both executives and non-executive employees.

Without the ability to grant market-based equity incentives, we will be at a disadvantage versus companies with which we directly compete with for specialized and highly sought after skill sets. Absent a sufficient share reserve, we would be forced to consider cash replacement alternatives to provide market-competitive total compensation packages to our employees. These cash replacement alternatives could, among other things, reduce the cash available for investment in the ongoing development of our product pipeline, cause a loss of motivation by employees to achieve superior performance over the longer term, and reduce the incentive of employees to remain employed with us during the equity award vesting period.

We are asking our stockholders to approve the Restated Plan at our Annual Meeting so that we are able to fully support our compensation philosophy and intended equity strategy going forward.

We Have Used our Current 2021 Plan Responsibly and Intend to Use the Restated Plan Responsibly

As part of the process used to determine the number of shares of common stock subject to the Restated Plan, our compensation committee and our board of directors reviewed analyses prepared by Alpine Rewards, an independent compensation consultant, which included the burn rate and overhang metrics discussed below. If approved, the 8,023,401 shares available for grant under the Restated Plan as of the Restatement Date would represent approximately 3.7% of our 216,998,876 outstanding shares of common stock as of April 1, 2026. Our compensation committee and our board of directors believe the potential dilution to stockholders is reasonable and sustainable to meet our business goals.

The Restated Plan Includes Compensation and Governance Best Practices

The Restated Plan includes provisions considered best practice for compensation and corporate governance purposes, which protect our stockholders’ interests:

•
No Single-Trigger Vesting Acceleration upon a Change in Control. In a change in control (as defined in the Restated Plan), awards will be treated in the manner determined by the administrator. The Restated Plan does not provide for automatic vesting of awards upon a change in control for executives, employees, and consultants unless the award is not assumed or substituted for. As is typical, equity awards granted to our non-employee director equity awards accelerate upon the occurrence of a change in control.
•
No Tax Gross-ups. The Restated Plan does not provide for any tax gross-ups.
•
Forfeiture Events. We have implemented a compensation recovery policy (the “Clawback Policy”) in compliance with SEC rules and applicable Nasdaq Listing Rules, and the administrator may require a participant to forfeit, return, or reimburse the Company all or a portion of the award and any amounts paid under the award to comply with our Clawback Policy or applicable laws.

Our Board of Directors Considered Many Factors in Making its Recommendation

In determining and recommending the increase to the share reserve and modification to the “evergreen” provision under the Restated Plan, in addition to the factors discussed above, our board of directors considered the following factors.

•
Modest Overhang Impact.
•
Our current level of “issued overhang” (equity awards currently held by our equity plan participants) is 8.2%, which is well below the 25th percentile of our peers (the median issued overhang for our peer group is 16.4%);
•
Our current level of “total overhang” (our “all in” equity plan dilution, including both equity awards currently outstanding and shares remaining available for grant) is ~10.2%, and most of the shares we have remaining available for grant are under our 2024 Inducement Equity Incentive Plan, which may only be used for grants to new hire employees. This total overhang is also well below the 25thpercentile of our peers, which is 19.0% (the median total overhang for our peer group is ~22.3%); and
•
With the addition of the requested 6,509,966 shares, our total overhang will be approximately 13.2%, which will still be below the 25th percentile of our peer group.
•
Evergreen Remains Lower Than Peers. Among the 85% of our peers with an “evergreen” provision, 70% are positioned at 5% of the outstanding shares; ours will be maintained at 4%.
•
Low Burn Rate. Our burn rate, which we define as the number of shares subject to equity awards granted in a year divided by the weighted average shares of common stock outstanding for 2025, was 3.5%, with a three-year average of 4.4%, which is also well below our peer group median.
•
Responsible Budgeting and Forecasting Diligence. We are responsible when budgeting and forecasting our future equity grant needs. We work with independent compensation consultants to formulate an equity grant strategy that balances competitive benchmarks with reasonable annual equity dilution levels.

Tenaya Overhang vs. Peers
8.2%
12.9%
16.4%
18.2%
3% Reserve Request
13.2%
19.0%
22.3%
25.6%
Tenaya
25th
50th
75th
Tenaya
25th
50th
75th
Issued
Total
Peer Overhang
Issued Overhang
Current Shares Available (Inducement & EIP Plans)
Requested Share Pool Reserve Increase

Tenaya Burn Rate vs. Peers
3.5%
4.0%
5.0%
6.4%
4.4%
4.5%
5.9%
6.5%
Tenaya
25th
50th
75th
Tenaya
25th
50th
75th
2025
3-Year Avg.
Peer Burn Rate

Our executive officers and directors have an interest in the approval of the Restated Plan because they are eligible to receive equity awards under the Restated Plan.

Summary of the Restated Plan

The following paragraphs summarize the principal features of the Restated Plan and its operation. However, this summary is not a complete description of the provisions of the Restated Plan and is qualified in its entirety by the specific language of the Restated Plan. A copy of the Restated Plan is provided as Appendix A to this proxy statement.

Purposes of the Restated Plan. The purposes of the Restated Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company, and to promote the success of the Company’s business, thereby aligning their interests with those of the Company’s stockholders. Service providers eligible to participate in the Restated Plan are discussed below.

Award Types. The Restated Plan permits the grant of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, and performance awards. An “incentive stock option” is an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (the “Code”).

Stock Subject to the Restated Plan. Subject to certain adjustments provided in the Restated Plan and the automatic increase described below, the maximum aggregate number of shares that may be subject to awards and sold under the Restated Plan is (a)10,509,966 shares, plus (b) any shares subject to stock options, restricted stock units, or similar awards granted under our 2016 Equity Incentive Plan (the “2016 Plan”) that on or after our registration date, expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by us due to failure to vest, with the maximum number of shares to be added to the Restated Plan pursuant to clause (b) equal to 2,430,000. In addition, for purposes of clarity, a total of 14,520,845 shares became available for issuance under the 2021 Plan during the period from the first day of the 2022 fiscal year through and including the first day of our 2026 fiscal year pursuant to the automatic share reserve increase provisions of the 2021 Plan as they were in effect prior to this restatement, and such shares also will be subject to the adjustment provisions of the Restated Plan. The shares may be authorized, but unissued, or reacquired Company common stock. As of April 1, 2026, the closing sale price of a share of our common stock reported on the Nasdaq Global Select Market was $0.6810.

Subject to certain adjustments provided in the Restated Plan, the number of shares available for issuance under the Restated Plan will be increased on the first day of each fiscal year beginning with the 2027 fiscal year, in an amount equal to the least of (a) four percent (4%) of the outstanding shares on the last day of the immediately preceding fiscal year, or (b) such number of shares determined by our board of directors or the compensation committee as the administrator of the Restated Plan no later than the last day of the immediately preceding fiscal year.

If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, or performance awards, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased shares (or for awards other than options or stock appreciation rights the forfeited or repurchased shares), which were subject thereto will become available for future grant or sale under the Restated Plan (unless the Restated Plan has terminated). With respect to stock appreciation rights, only shares actually issued pursuant to the stock appreciation right will cease to be available under the Restated Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the Restated Plan (unless the Restated Plan has terminated). Shares that actually have been issued under the Restated Plan under any award will not be returned to the Restated Plan and will not become available for future distribution under the Restated Plan; provided, however, that if shares issued pursuant to awards of restricted stock, restricted stock units, or performance awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such shares will become available for future grant under the Restated Plan. Shares used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Restated Plan. To the extent an award under the Restated Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Restated Plan.

Subject to certain adjustments provided in the Restated Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal 15 million shares, our ability to grant incentive stock options is in all cases still subject to the applicable share reserve under the Restated Plan.

Administration of the Restated Plan. Different committees of one or more members of our board of directors, or of one or more other individuals satisfying applicable laws appointed by our board of directors, may administer the Restated Plan with respect to different groups of service providers. Our compensation committee has been delegated the authority to act as the administrator of the Restated Plan. Our board of directors may also act as administrator of the Restated Plan.

Powers of the Administrator. Subject to the provisions of the Restated Plan, and in the case of a committee, the specific duties delegated by our board of directors to such committee, the administrator will have the authority, in its discretion, to: determine the fair market value (as defined in the Restated Plan) for purposes of the Restated Plan; select the eligible service providers to whom awards may be granted under the Restated Plan; determine the number of shares to be covered by each award granted under the Restated Plan; approve forms of award agreements for use under the Restated Plan; determine the terms and conditions, not inconsistent with the terms of the Restated Plan, of any award granted under the Restated Plan (including, but not limited to, the exercise price, the time or times when awards may vest or be exercised (which may be based on performance criteria)), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto, based in each case on such factors as the administrator determines; prescribe, amend and rescind rules and regulations relating to the Restated Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws; construe and interpret the terms of the Restated Plan and awards granted under the Restated Plan; modify or amend each award (subject to limitations contained in the Restated Plan); allow participants to satisfy withholding tax obligations in a manner prescribed by the Restated Plan; authorize any person to execute on behalf of the Company any instrument required to effect the grant of an award previously granted by the administrator; temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes; allow a participant to defer the receipt of the payment of cash or the delivery of shares that otherwise would be due to the participant under an award; to institute and determine the terms and conditions of a program under which outstanding awards are surrendered or cancelled in exchange for awards of a different type and/or cash, participants could transfer any outstanding awards to a financial institution or other person or entity selected by the Administrator, and/or the exercise price of an outstanding award is reduced or increased; and make all other determinations deemed necessary or advisable for administering the Restated Plan.

Transferability of awards. Generally, unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the participant, only by the participant. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Eligibility. Nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards may be granted to employees, members of our board of directors or consultants (each, as defined in the Restated Plan, a “service provider” and, collectively, “service providers”). Incentive stock options may be granted only to employees. As of April 1, 2026, we had approximately 65 employees (including one employee member of our board of directors), and seven non-employee members of our board of directors that would be eligible to participate in the Restated Plan. As of the same date, we also had less than approximately 120 consultants that would be eligible to participate in the Restated Plan; however, we expect to continue our practice of only issuing equity awards to members of our Scientific Advisory Board, which had nine members as of April 1, 2026.

Stock Options. The Restated Plan permits the grant of options to purchase shares of our common stock. Each option will be evidenced by an award agreement that will specify the exercise price, the term of the option, the number of shares subject to the option, the exercise restrictions, if any, applicable to the option, and such other terms and conditions as the administrator determines. Each option will be designated in the award agreement as either an incentive stock option or a nonstatutory stock option. The term of each option will be no more than 10 years from the date of grant. In the case of an incentive stock option granted to a participant who, at the time the incentive stock option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of the incentive stock option will be 5 years from the date of grant or such shorter term as may be provided in the award agreement. The per share exercise price for the shares to be issued pursuant to exercise of an option will be no less than the fair market value of an underlying share on the date of grant. In the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant. Notwithstanding the foregoing, options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

At the time an option is granted, the administrator will specify the exercise price, the term of the options, the number of shares subject to the option, the exercise restrictions, if any, applicable to the option and such other terms and conditions as the administrator will determine. The administrator will determine the acceptable form of consideration for exercising an option, including the method of payment.

If a participant ceases to be a service provider, other than as the result of death or disability (as defined in the Restated Plan), the participant may exercise his or her option within such period of time as is specified in the award agreement to the extent that the option is vested on the date of the participant’s termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for three months following the participant’s termination.

If a participant ceases to be a service provider as a result of death or disability, the participant may exercise his or her option within such period of time as is specified in the award agreement to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for 12 months following such termination of participant’s service.

Restricted Stock. Restricted stock is stock that is subject to forfeiture to the Company during a “period of restriction” until applicable vesting conditions are met. Each award of restricted stock will be evidenced by an award agreement that will specify any period of restriction, the number of shares granted, and such other terms and conditions as the administrator determines. The administrator may accelerate the time at which any restrictions will lapse or be removed. Except as described below or the award agreement, shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable period of restriction. During any applicable period of restriction, service providers holding shares of restricted stock granted under the Restated Plan may exercise full voting rights with respect to those shares and will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the administrator determines otherwise. If any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares with respect to which they were paid. On the date set forth in the award agreement, the restricted stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Restated Plan.

Restricted Stock Units. A “restricted stock unit” is a bookkeeping entry representing an amount equal to the fair market value of one share. Each award of restricted stock units will be evidenced by an award agreement that will specify vesting criteria, the number of restricted stock units granted, and such other terms and conditions as the administrator determines. The administrator will set vesting criteria, which, depending on the extent to which the criteria are met, will determine the number of restricted stock units that will be paid out to the participant. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout as determined by the administrator. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the administrator may reduce or waive any vesting criteria that must be met to receive a payout. The administrator may settle earned restricted stock units in cash, shares, or a combination of both. On the date set forth in the award agreement, all unearned restricted stock units will be forfeited to the Company.

Stock Appreciation Rights. A stock appreciation right is an award that provides for a payment based upon the difference between the fair market value of a share on the date of exercise and the stated exercise price of the stock appreciation right. Each stock appreciation right grant will be evidenced by an award agreement that will specify the exercise price, the term of the stock appreciation right, the conditions of exercise, and such other terms and conditions as the administrator determines. The administrator will have complete discretion to determine the number of stock appreciation rights granted to any service provider. At the discretion of the administrator, the payment upon exercise of a stock appreciation right may be in cash, in shares of equivalent value, or in some combination of both. The same exercise and expiration rules that apply to options also apply to stock appreciation rights.

Performance Awards. Performance awards are awards which may be earned in whole or in part upon attainment of performance goals or other vesting criteria and which may be cash- or stock-denominated and may be settled for cash, shares or other securities or a combination thereof. Each performance award will be evidenced by an award agreement that will specify any time period which any performance objectives or other vesting provisions will be measured. The administrator will set any objective or vesting provisions that, depending on the extent to which any such objecting or vesting provisions are met, will determine the value of the payout for the performance awards. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its sole discretion. On the date set forth in the award agreement, all unearned or unvested performance awards will be forfeited to the Company and again will be available for grant under the Restated Plan. The administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions with respect to the performance awards. Each performance award will have an initial value that is determined by the administrator on or before the date of grant.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs (other than any ordinary dividends or other ordinary distributions), the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Restated Plan, will adjust the number and class of shares of stock that may be delivered under the Restated Plan and/or the number, class, and price of shares of stock covered by each outstanding award, and the numerical share limits set forth in the Restated Plan.

Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or vested, an award will terminate immediately prior to the consummation of such proposed action.

Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a change in control (as defined in the Restated Plan), each outstanding award will be treated as the administrator determines (subject to the restriction in the following paragraph) without a participant’s consent, including, without limitation, that (i) each award be assumed or a substantially equivalent award will be substituted by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to the participant, that participant’s awards will terminate upon or immediately prior to the consummation of the merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of the merger or change in control, and, to the extent the administrator determines, terminate upon immediately prior to the effectiveness of such merger or change in control; (iv) (a) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment), or (b) the replacement of such award with other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator will not be required to treat all awards, all awards held by a participant, all awards of the same type, or all portions of awards, similarly in the transaction.

To the extent that the successor corporation does not assume or substitute for an award (or portion thereof), the participant will fully vest in and have the right to exercise such outstanding options and stock appreciation rights that are not assumed or substituted for, including shares as to which such award would not otherwise be vested or exercisable, all restrictions on restricted stock, restricted stock units, performance awards will lapse, and, with respect to such awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of its subsidiaries or parents, as applicable. In addition, to the extent an option or stock appreciation right is not assumed or substituted for in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that such option or stock appreciation right will be exercisable for a period of time determined by the administrator, and the option or stock appreciation right (or applicable portion thereof) will terminate upon the expiration of such period.

With respect to awards granted to an outside director, the outside director will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including those shares which would not be vested or exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Term of Restated Plan. The administrator may at any time amend, alter, suspend, or terminate the Restated Plan. The Restated Plan will continue until terminated pursuant to its terms. However, (i) no options that qualify as incentive stock options may be granted after ten (10) years from the earlier of our board of director’s or stockholder original approval of the Current 2021 Plan, and (ii) the “evergreen” provision” relating to the automatic annual share reserve increases will operate only until the ten (10) year anniversary of the earlier of our board of director’s or stockholder original approval of the Current 2021 Plan. Our board of directors originally approved the Current 2021 Plan on June 17, 2021, and our stockholders originally approved it on July 23, 2021.

To the extent necessary and desirable to comply with applicable laws, we will obtain stockholder approval of any Restated Plan amendment. No amendment, alteration, suspension, or termination of the Restated Plan may materially impair the rights of any participant under an outstanding award, unless mutually agreed between the participant and the administrator.

Forfeiture Events. The administrator may specify in an award agreement that the participant’s rights, payment, and benefits with respect to an award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Notwithstanding any provisions to the contrary under the Restated Plan, an award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with applicable laws (including without limitation pursuant to the listing standards of any national securities exchange or associate on which the Company’s securities are listed or as may be required by the Dodd-Frank Wall Street Reform and Consumer Protection Act). The administrator may require a participant to forfeit return or reimburse the Company all or a portion of the award and any amounts paid thereunder pursuant to the terms of the clawback policy or as necessary or appropriate to comply with applicable laws.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Restated Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change. The summary is not complete and does not discuss the tax consequences upon a participant’s death, or the income tax laws of any municipality, state or foreign country in which the participant may reside. Tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes because of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by Tenaya Therapeutics for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income equal to the fair market value of any shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a stock appreciation right, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date, reduced by any amount paid by the participant for such shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired under a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will recognize ordinary income equal to the fair market value of shares issued to such participant on the vesting date or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Awards

A participant generally will recognize no income upon the grant of a performance award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Restated Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award subject to Section 409A of the Code violates the provisions of Section 409A of the Code, Section 409A of the Code imposes an additional 20% federal income tax on compensation recognized as ordinary income, and interest on such deferred compensation.

Tax Effect for Tenaya Therapeutics

We generally will be entitled to a tax deduction in connection with an award under the Restated Plan equal to the ordinary income realized by a participant when the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to certain current or former executive officers and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND TENAYA THERAPEUTICS WITH RESPECT TO AWARDS UNDER THE RESTATED PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees, Consultants and Directors

The number of awards that an employee, director or consultant may receive under the Restated Plan is in the discretion of our compensation committee or our board of directors and therefore cannot be determined in advance. Awards to our non-employee directors are granted automatically pursuant to our outside director compensation policy as described in our proxy statement under the heading “Director Compensation”, and such directors also are eligible for awards under the Restated Plan granted at the discretion of the administrator. Further, since the number of shares subject to awards to be granted to non-employee directors under the Restated Plan depends on the fair market value of our common stock at future dates, it is not possible to determine the exact number of shares that will be subject to such future awards. The following table sets forth, with respect to the individuals and groups named below, the aggregate number of shares subject to, and the grant date fair value of, awards granted under the Current 2021 Plan (whether or not currently outstanding, vested, or forfeited, as applicable) during fiscal year 2025, along with the average per share exercise price of options granted during fiscal 2025:

Name and Position	Shares Subject to Options Granted (#)	Average Per Share Exercise Price of Options Granted ($)	Shares Subject to RSUs Granted (#)	Grant Date Fair Value of Option and RSUs ($) Granted(1)
Faraz Ali, Chief Executive Officer	650,000	1.00	141,924	639,889
Whittemore (Whit) Tingley, Chief Medical Officer	235,000	1.21	71,676	305,019
All executive officers as a group	885,000	1.06	213,600	944,908
All non-employee directors as a group	859,200	0.44	—	276,920
All employees who are not executive officers, as a group	2,084,975	1.21	1,284,078	3,159,532

(1)
Amounts shown represent the grant date fair value of option and RSU awards determined in accordance with FASB ASC Topic 718. See Note 8 to our financial statements for the year ended December 31, 2025, included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 11, 2026, for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. With respect to option awards, our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

Vote Required

Approval of our Restated Plan requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote thereon. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. Broker non-votes will have no effect and will not be counted towards the vote total.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE TENAYA THERAPEUTICS, INC. AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of March 31, 2026.

Name	Age	Position
Faraz Ali, M.B.A.	53	Chief Executive Officer and Interim Principal Financial Officer
Whittemore (Whit) Tingley, M.D., Ph.D.	57	Chief Medical Officer

For the biography of Mr. Ali, please see “Board of Directors and Corporate Governance—Continuing Directors.”

Whittemore (Whit) Tingley, M.D., Ph.D., has served as our Chief Medical Officer since December 2018. Before joining us, he served as the Vice President of Clinical Research, Cardiology, at Cytokinetics, a publicly traded biotechnology company, from September 2017 to December 2018. From 2009 to September 2017, Dr. Tingley held various medical director and group medical director roles at Genentech. Before that, Dr. Tingley was adjunct assistant professor of medicine in the cardiology division at the University of California, San Francisco (UCSF), and was an attending cardiologist in the UCSF Cardiology Faculty Practice. Dr. Tingley earned a B.A. degree from Brown University and an M.D. and a Ph.D. from the Johns Hopkins University School of Medicine. He completed internship and residency programs at the Johns Hopkins Hospital, a cardiology fellowship at UCSF and post-doctoral research at Gladstone Institutes.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our chief executive officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the chief executive officer does not make recommendations as to his own compensation. Our chief executive officer makes recommendations to our compensation committee regarding short- and long-term incentive compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data furnished by its independent compensation consultant. Our compensation committee makes decisions as to total compensation for each executive officer other than the chief executive officer, although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation for its approval. Our compensation committee makes recommendations to our board of directors regarding our chief executive officer’s compensation, and our board of directors makes decisions as to such compensation.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. Beginning in August 2022, our compensation committee retained Pearl Meyer, an independent compensation and leadership consulting firm, to provide it with information, recommendations and other advice relating to executive compensation and non-employee director compensation on an ongoing basis. Pearl Meyer served at the discretion of our compensation committee. As part of its engagement, Pearl Meyer assisted our compensation committee in developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

Our named executive officers, consisting of our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer), as of December 31, 2025, were:

•
Faraz Ali, M.B.A., our Chief Executive Officer; and
•
Whittemore (Whit) Tingley, M.D., Ph.D., our Chief Medical Officer.

There were no executive officers serving as of December 31, 2025, other than Mr. Ali and Dr. Tingley.

Summary Compensation Table

The following table sets forth information regarding the compensation reportable for our named executive officers for the years ended December 31, 2025, and 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(5)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Faraz Ali, M.B.A.	2025	664,173	—	141,924	755,507	(3)	319,275	—	516	1,881,396
Chief Executive Officer	2024	636,189	—	443,700	2,047,927		153,450	—	636	3,281,901
Whittemore (Whit) Tingley, M.D., Ph.D.	2025	521,192	—	86,728	385,071	(4)	180,136	—	1,516	1,174,644
Chief Medical Officer	2024	504,919	—	182,700	871,890		100,000	—	1,636	1,661,145

(1)
Amounts shown in this column represent the amount actually earned by each named executive officer for the indicated fiscal year.
(2)
This column reflects the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements for the year ended December 31, 2025, included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 11, 2026, for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.
(3)
The amounts also reflects the incremental fair value with respect to the Option Repricing (as described below) that took place in February 2025, in accordance with FASB ASC Topic 718.
(4)
The amounts also reflects the incremental fair value with respect to the Option Repricing (as described below) that took place in January 2025, in accordance with FASB ASC Topic 718.
(5)
The amounts in this column represent the portion of the cash bonuses awarded under our Executive Incentive Compensation Plan that was based on the compensation committee’s assessment of the achievement of pre-determined corporate goals.

Employment Arrangements

Each of our current executive officers has executed our standard form of confidential information, invention assignment and arbitration agreement.

We have entered into an employment offer letter agreement with each of our executive officers in connection with his or her employment with us. These offer letters provide for “at will” employment.

Faraz Ali, M.B.A.

We have entered into a confirmatory employment letter with Mr. Ali, our Chief Executive Officer. The confirmatory employment letter has no specific term and provides for at-will employment. Mr. Ali’s current annual base salary is $677,000 and his annual target bonus is 55% of his annual base salary.

Whittemore (Whit) Tingley, M.D., Ph.D.

We have entered into a confirmatory employment letter with Dr. Tingley, our Chief Medical Officer. The confirmatory employment letter has no specific term and provides for at-will employment. Dr. Tingley’s current annual base salary is $520,000 and his annual target bonus is 40% of his annual base salary.

Executive Change in Control and Severance Plan

Our board of directors adopted an Executive Change in Control and Severance Plan, or the Executive Severance Plan, pursuant to which our named executive officers and certain other key employees are eligible to receive severance benefits, as specified in and subject to the employee signing a participation agreement under our Executive Severance Plan. This Executive Severance Plan was initially developed with input from our compensation committee’s independent compensation consultant regarding severance practices at comparable companies. It is designed to attract, retain and reward senior level employees. The Executive Severance Plan will be in lieu of any other severance payments and benefits to which such key employee was entitled prior to signing the participation agreement. Each of our named executive officers has signed a participation agreement under our Executive Severance Plan providing for the rights to the applicable payments and benefits described below.

In the event of a “qualifying termination” of the employment of a named executive officer, which generally includes a termination of employment by us for a reason other than “cause” or the named executive officer’s death or “disability” (as such terms are defined in our Executive Severance Plan), but in the case of Mr. Ali includes a termination of employment by him for “good reason” or by us for a reason other than “cause” or his death or disability, in all cases, that occurs outside the change in control period (as described below), then the named executive officer will be entitled to the following payments and benefits:

•
a lump sum payment equal to nine months of the named executive officer’s annual base salary as in effect immediately prior to his qualifying termination of employment, or 12 months in the case of Mr. Ali; and
•
continued health coverage under COBRA or a lump sum payment equal to the premium cost of continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, for a period of nine months following his qualifying termination, or 12 months in the case of Mr. Ali.

In the event of a termination of employment by the named executive officer for “good reason” or by us for a reason other than “cause” or the named executive officer’s death or disability, in each case, within the “change in control period” (as described below), then the named executive officer will be entitled to the following payments and benefits:

•
a lump sum payment equal to 12 months of the named executive officer’s annual base salary as in effect immediately prior to his qualifying termination of employment, or 18 months in the case of Mr. Ali;
•
continued health coverage under COBRA or a lump sum payment equal to the cost of continued health coverage under COBRA for a period of 12 months, or 18 months in the case of Mr. Ali;
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s); and
•
a lump sum payment equal to 100% of his target annual bonus for the year in which the qualifying termination occurs, or 150% in the case of Mr. Ali.

The “change in control” period is the period beginning three months prior to and ending 12 months following a “change in control” (as defined in our Executive Severance Plan).

The receipt of the payments and benefits provided for under the Executive Severance Plan described above is conditioned on the named executive officer signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the 60th day following the named executive officer’s involuntary termination of employment, as well as continued compliance with the invention assignment and confidentiality agreement applicable to the named executive officer.

In addition, if any of the payments or benefits provided for under the Executive Severance Plan or otherwise payable to a named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the named executive officer will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. The Executive Severance Plan does not require us to provide any tax gross-up payments to the named executive officers.

Equity Plans

Our 2016 Equity Incentive Plan (the 2016 Plan), our 2024 Inducement Equity Incentive Plan (the 2024 Plan) and our 2021 Equity Incentive Plan (the 2021 Plan) each provide that in the event of a “merger” or “change in control,” as defined thereunder, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and such award will become fully exercisable, if applicable, for a specified period prior to the transaction and, if not exercised during the specified period, will terminate upon the expiration of such period.

Executive Incentive Compensation Plan

Our board of directors adopted the Executive Incentive Compensation Plan, or the Incentive Compensation Plan, and bonuses to our named executive officers for 2025 were subject to the terms and conditions of and were paid under this plan. Our Incentive Compensation Plan allows our compensation committee to grant incentive awards, generally payable in cash, to employees selected by our compensation committee, including our executive officers, based upon performance goals established by our compensation committee.

Under our Incentive Compensation Plan, our compensation committee will determine the performance goals, if any, applicable to any award, which goals may include, without limitation, goals related to research and development, regulatory milestones or regulatory-related goals, financial milestones, new product or business development, operating margin, product release timelines or other product release milestones, publications, cash flow, procurement, savings, internal structure, leadership development, project, function or portfolio-specific milestones, license or research collaboration agreements, capital raising, initial public offering preparations, patentability and individual objectives such as peer reviews or other subjective or objective criteria. The performance goals may differ from participant to participant and from award to award.

The compensation committee of our board of directors administers our Incentive Compensation Plan and may, in its sole discretion and at any time, increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of the administrator. The administrator may determine the amount of any increase, reduction or elimination on the basis of such factors as it deems relevant, and it is not required to establish any allocation or weighting with respect to the factors it considers.

Actual awards generally will be paid in cash (or its equivalent) only after they are earned, and, unless otherwise determined by the administrator, to earn an actual award a participant must be employed by us through the date the actual award is paid. The compensation committee may reserve the right to settle an actual award with a grant of an equity award under our then-current equity compensation plan, which equity award may have such terms and conditions, including vesting, as the compensation committee determines. Payment of awards will occur as soon as practicable after they are earned, but no later than the dates set forth in our Incentive Compensation Plan.

Our board of directors and our compensation committee have the authority to amend, suspend or terminate our Incentive Compensation Plan, provided such action does not impair the existing rights of any participant with respect to any earned awards.

Clawback Policy

Our compensation committee has adopted a compensation recovery policy (the Clawback Policy), in compliance with SEC rules and applicable Nasdaq Listing Rules. Consistent with these requirements, the Clawback Policy provides that, subject to the limited exemptions permitted under these requirements, if we are required to prepare an accounting restatement due to our material noncompliance with financial reporting requirements under applicable securities laws, we must clawback from covered executive officers any incentive-based compensation received by them while he/she was an executive officer, during the applicable recoupment period (which generally includes the three completed fiscal years prior to the date we conclude, or reasonably should have concluded, that we are required to prepare, or the date on which a court, regulator or other legally authorized body directs us to prepare, a financial restatement) that was in excess of what they would have received had their incentive compensation been determined based on the restated amounts.

401(k) Plan

We maintain a 401(k) retirement savings plan, or 401(k) plan, for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Our 401(k) plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code and the applicable limits under the 401(k) plan (generally, up to 90% of the employee’s eligible compensation), on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. All of a participant’s contributions into the 401(k) plan are 100% vested when contributed. The 401(k) plan permits us to make matching contributions and profit-sharing contributions to eligible participants. For 2025, we matched pre-tax contributions dollar-for-dollar up to $1,000. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan.

Policies and Practices for Granting Certain Equity Awards

We do not have a practice to time stock option awards in coordination with the release of material non-public information, and we do not time the release of material non-public information to affect the value of executive compensation. Annual equity awards granted to our executive officers for purposes of Section 16 of the Exchange Act of 1934 (together, the Executive Grantees), other than the Chief Executive Officer (together, the Executive Grantees) and new hire awards for employees are generally determined and approved at pre-scheduled Compensation Committee meetings. The grant dates may coincide with these meeting dates or may be such other future date as agreed upon by the Compensation Committee. The Compensation Committee reviews and recommends annual equity awards for our Chief Executive Officer to our Board of

Directors for approval, which awards are generally approved by unanimous written consent to be effective as of the same date as the other Executive Grantees’ annual equity awards, although sometimes the effective date may differ, as, for example, in February 2025, when the Board of Directors approved the annual equity awards to our Chief Executive Officer at its regularly scheduled meeting concurrently with its approval of the repricing of certain of our Chief Executive Officer’s options, as described below.

The Compensation Committee may sometimes approve the grant of equity awards to Executive Grantees (other than our Chief Executive Officer) and other employees and consultants in advance of its next scheduled meeting, in connection with certain new hires and other circumstances, either at a special meeting or by unanimous written consent where the Compensation Committee deems it appropriate to make such grants. Annual equity awards made to employees that are not Executive Grantees generally are approved by our Management Equity Award Committee (MEAC), comprised solely of our Chief Executive Officer, acting pursuant to authority delegated to him by the Compensation Committee. Awards to our non-employee directors are granted automatically pursuant to our outside director compensation policy. All stock options are granted with an exercise price that is not less than the closing price of our common stock on The Nasdaq Global Select Market on the grant date.

During the year ended December 31, 2025, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation and none of our named executive officers were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports.

Outstanding Equity Awards at Fiscal 2025 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

		Option Awards					Stock Awards
Name and Principal Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Faraz Ali, M.B.A.	9/6/2018	425,000	—		0.66	9/5/2028	—		—
	3/10/2020	41,666	—		2.70	3/9/2030	—		—
	2/27/2021	63,395	—		5.64	2/26/2031	—		—
	2/27/2021	353,271	—		1.21	2/26/2031	—		—
	6/17/2021	5,452	—		9.36	6/16/2031	—		—
	6/17/2021	161,214	—		1.21	6/16/2031	—		—
	2/15/2022	384,665	16,725	(3)	1.21	2/14/2032	—		—
	2/15/2023	478,125	196,875	(3)	3.06	2/14/2033	—		—
	2/15/2023						46,875	(4)	33,375
	2/23/2024	231,458	273,542	(3)	5.22	2/22/2034
	2/23/2024						53,125	(5)	37,825
	2/6/2025	135,416	514,584	(3)	1.00	2/5/2035
	2/6/2025						94,063	(6)	66,973
	2/6/2025						17,212	(7)	12,255
Whittemore (Whit)	12/10/2018	75,000	—		0.78	12/9/2028	—		—
Tingley, M.D., Ph.D.	1/19/2021	25,000	—		5.64	1/18/2031	—		—
	6/17/2021	38,351	—		9.36	6/16/2031	—		—
	6/17/2021	69,982	—		1.21	6/16/2031
	2/15/2022	135,125	5,875	(3)	1.21	2/14/2032	—		—
	2/15/2023	145,208	59,792	(3)	1.21	2/14/2033
	2/15/2023						13,125	(4)	9,345
	2/23/2024	98,541	116,459	(3)	1.21	2/22/2034
	2/23/2024						21,875	(5)	15,575
	1/24/2025	53,854	181,146	(3)	1.21	1/23/2035
	1/24/2025						35,000	(6)	24,920
	1/24/2025						15,838	(7)	11,277

(1)
Vesting of all options issued to our named executive officers are subject to acceleration as described under the caption “Executive Change in Control and Severance Plan.”
(2)
The option exercise prices reflect the effect of the Option Repricing for the applicable option awards (as described below).
(3)
Option vests as to 1/48th of the total number of shares subject to the option on the one-month anniversary of the grant date and 1/48th of the total number of shares subject to the option on each monthly anniversary thereafter until fully vested.
(4)
RSU award vests as to 1/8th of the total number of shares subject to the RSU award on the six-month anniversary of the grant date, and 1/8th of the total number of shares subject to the RSU award every six months thereafter until fully vested.
(5)
RSU award vests as to 1/8th of the total number of shares subject to the RSU award on August 15, 2024, and 1/8th of the total number of shares subject to the RSU award every six months thereafter until fully vested.
(6)
RSU award vests as to 1/8th of the total number of shares subject to the RSU award on August 15, 2025, and 1/8th of the total number of shares subject to the RSU award every six months thereafter until fully vested.
(7)
RSU award vests as to 1/4th of the total number of shares subject to the RSU award on May 15, 2025, and 1/4th of the total number of shares subject to the RSU award every six months thereafter until fully vested.

Option Repricing

On January 22, 2025, our compensation committee approved a repricing of certain outstanding vested and unvested stock option awards under the 2016 Plan and 2021 Plan that had an exercise price equal to or greater than $3.00 for eligible employees and certain other service providers (the Repricing Participants). The per share exercise price of eligible stock option awards was reduced to $1.21, the closing price of our common stock on January 24, 2025 (the Repricing Effective Date). To receive the benefit of the repricing, Repricing Participants, which included Dr. Tingley, but did not at the time include Mr. Ali, were required to remain a Service Provider (as such term is defined in the 2016 Plan or 2021 Plan, as applicable) through the period (the Retention Period) that began on the Repricing Effective Date and ended on July 24, 2025 (the Retention Date) and not exercise any of their repriced stock options prior to the Retention Date. Option holders who exercised their repriced stock options prior to the Retention Date were required to pay the original exercise price per share of such repriced options. No other changes were made to the terms and conditions of the eligible stock option awards. The stock option repricing impacted 4.1 million stock option awards and affected 89 employees and service providers, including options to purchase an aggregate of 630,982 shares held by Dr. Tingley with original exercise prices ranging from $3.06 to $15.19.

On February 6, 2025, our board approved an option repricing applicable to Mr. Ali, with terms mirroring the aforementioned repricing approved on January 22, 2025, except that for Mr. Ali, the options eligible for repricing were limited to options with exercise prices higher than $5.25 per share. The total number of shares underlying Mr. Ali’s repriced options was 915,875 shares, with original exercise prices ranging from $5.64 to $15.19.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2025. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Name and Principal Position	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2024 Inducement Equity Incentive Plan (1)	675,000	$0.69	525,000
2021 Equity Incentive Plan (2)	11,278,453	$1.64	1,842,110
2021 Employee Stock Purchase Plan (4)	—	—	2,274,594
2016 Equity Incentive Plan (5)	1,792,534	$2.54	—
Total	13,745,987	$1.71	4,641,704

(1)
In September 2024, the Board adopted the 2024 Plan pursuant to which we reserved 1,200,000 shares of our common stock for issuance under the 2024 Plan. The only persons eligible to receive grants of Awards under the 2024 Plan are individuals who satisfy the standards for inducement grants under Nasdaq Marketplace Rule 5635(c)(4)—that is, generally, a person not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the Company. An “Award” is any right to receive Company common stock pursuant to the 2024 Plan, consisting of non-qualified stock options, RSU awards, or any other stock award.
(2)
The number of shares of common stock available for issuance under our 2021 Plan will automatically increase on the first day of each fiscal year, in an amount equal to the lesser of: 4,000,000 shares; 4% of our outstanding shares of common stock as of the last day of the immediately preceding year; or such other amount as our board of directors may determine.
(3)
The weighted-average exercise price takes into account the shares subject to outstanding RSU awards, which have no exercise price. The weighted-average exercise price, excluding such outstanding RSU awards, is $1.90.
(4)
The number of shares of common stock available for issuance under our 2021 Employee Stock Purchase Plan (2021 ESPP) will automatically increase on the first day of each fiscal year in an amount equal to the lesser of: 800,000 shares; 1% of the outstanding shares of the Company’s common stock as of the last day of the immediately preceding year; or such other amount as the board of directors may determine.
(5)
We no longer grant awards under the 2016 Plan; however, all outstanding options issued pursuant to the 2016 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are repurchased due to the failure to vest, the shares of common stock subject to such awards will become available for issuance under the 2021 Plan up to a maximum of 2,430,000 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 31, 2026, by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•
each of our named executive officers;
•
each of our directors and nominees for director; and
•
all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 216,998,876 shares of our common stock outstanding as of March 31, 2026. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2026, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each person or entity listed in the table is c/o Tenaya Therapeutics, Inc., 171 Oyster Point Boulevard, Suite 500, South San Francisco, CA 94080.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
5% or Greater Stockholders:
Entities affiliated with The Column Group (1)	102,884,985	38.03
Named Executive Officers and Directors:
Faraz Ali, M.B.A. (2)	2,608,835	1.19
Whittemore (Whit) Tingley, M.D., Ph.D. (3)	820,864	*
Amy Burroughs, M.B.A. (4)	196,166	*
June Lee, M.D.(5)	229,596	*
Karah Parschauer, J.D.(6)	210,427	*
Deepak Srivastava, M.D.(7)	812,260	*
Catherine Stehman-Breen, M.D.(8)	240,659	*
Jeffrey T. Walsh, M.B.A.(9)	250,659	*
R. Sanders Williams, M.D.(10)	240,658	*
All executive officers and directors as a group (9 persons) (11)	5,610,124	2.53

* Represents less than 1%.

(1)
Based on information taken from the Form 4 filed on February 24, 2026, consists of 49,313,559 shares held directly by The Column Group Opportunity III, LP (TCG Opportunity III LP). TCG Opportunity III LP directly holds Series A Warrants to purchase 35,714,284 shares and Series B Warrants to purchase 17,857,142 shares. The Column Group Opportunity III, GP, LP (TCG Opportunity III GP LP) is the general partner of TCG Opportunity III LP and may be deemed to have voting, investment and dispositive power with respect to the shares held by TCG Opportunity III LP. TCG Opportunity III GP LLC (TCG Opportunity III GP LLC) is the general partner of TCG Opportunity III GP LP and the ultimate general partner of TCG Opportunity III LP and may be deemed to have voting, investment and dispositive power with respect to the shares held by TCG Opportunity III LP.The managing partners of TCG Opportunity III GP LLC are Peter Svennilson and Tim Kutzkey who may be deemed to share voting and investment power with respect to the shares, and each of whom disclaim beneficial ownership of the shares held by TCG Opportunity III LP except to the extent of their pecuniary interests therein, if any. The address of TCG Opportunity III LP, TCG III LP and TCG III-A LP is 1 Letterman Drive, Building D, Suite DM-900, San Francisco, California 94129.
(2)
Includes 2,487,012 shares subject to outstanding options exercisable within 60 days of March 31, 2026 and 8,606 shares of common stock issuable upon the vesting of RSUs within 60 days of March 31, 2026.
(3)
Includes 715,165 shares subject to outstanding options exercisable within 60 days of March 31, 2026 and 7,919 shares of common stock issuable upon the vesting of RSUs within 60 days of March 31, 2026.
(4)
Includes 196,166 shares subject to outstanding options exercisable within 60 days of March 31, 2026.

(5)
Includes 229,596 shares subject to outstanding options exercisable within 60 days of March 31, 2026.
(6)
Includes 210,427 shares subject to outstanding options exercisable within 60 days of March 31, 2026.
(7)
Includes 564,101 shares of common stock held by The J. David Gladstone Institute for which Dr. Srivastava serves as President and 248,159 shares subject to outstanding options exercisable within 60 days of March 31, 2026.
(8)
Includes 232,534 shares subject to outstanding options exercisable within 60 days of March 31, 2026.
(9)
Includes 250,659 shares subject to outstanding options exercisable within 60 days of March 31, 2026.
(10)
Includes 210,659 shares subject to outstanding options exercisable within 60 days of March 31, 2026.
(11)
Includes current directors and executive officers serving in such capacity as of March 31, 2026. Includes 4,780,377 shares subject to outstanding options exercisable within 60 days of March 31, 2026 and 16,525 shares of common stock issuable upon the vesting of RSUs within 60 days of March 31, 2026.

RELATED PERSON TRANSACTIONS

The following is a description of each transaction since January 1, 2024, and each currently proposed transaction, in which:

•
we have been or are to be a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors (including director nominees), executive officers, or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Investors’ Rights Agreement

We are party to an investors’ rights agreement, as amended and restated, with certain holders of our capital stock, including entities affiliated with The Column Group III, LP, The Column Group III-A, Casdin Partners Master Fund, L.P., and Casdin Private Growth Equity fund, L.P.. Under our investors’ rights agreement, among other things, certain holders of our capital stock had the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we were otherwise filing (collectively, the Registration Rights). The Registration Rights terminated automatically on August 3, 2025, four years after the closing of our initial public offering.

Stock, Pre-funded Warrant, Warrant Issuances

In February 2024, we issued and sold an aggregate of 8,888,890 shares of our common stock at a purchase price of $4.50 per share and, to certain investors in lieu of common stock, pre-funded warrants to purchase 2,222,271 shares of our common stock at a price of $4.499 per pre-funded warrant. We received total net proceeds of $46.5 million after deducting underwriting discounts and commissions of $3.0 million and offering expenses of $0.5 million.

In March 2025, we issued and sold an aggregate of 75,000,000 units, at a public offering price of $0.70 per Unit, consisting of one share of Company common stock, one warrant to purchase one share of Company common stock at an exercise price of $0.80 per share which will expire five years from the date of issuance (a Series A Warrant) and one warrant to purchase one half of a share of Company common stock at an exercise price of $0.70 per share that will expire on June 30, 2026 (a Series B Warrant). We received total net proceeds of $48.8 million after deducting underwriting discounts and commissions of $3.2 million and offering expenses of $0.5 million.

Purchasers of our stock, pre-funded warrants and warrants include venture capital funds that beneficially owned more than 5% of our outstanding capital stock and/or were represented on our board of directors. The following table presents the number of shares, pre-funded warrants and warrants and total purchase price paid by these entities.

Investor	Shares of Common Stock	Pre-funded Warrants	Series A Warrants	Series B Warrants	Total Purchase Price
Funds Affiliated with The Column Group (1)	35,714,284	—	35,714,284	17,857,142	$24,999,999
Funds Affiliated with RA Capital Management (2)	—	2,222,271	—	—	$9,999,997
T. Rowe Price Associates, Inc.	222,222	—	—	—	$999,999

(1)
Entities affiliated with The Column Group holding our securities are aggregated for reporting ownership information and include The Column Group Opportunity III, LP, The Column Group III, LP and The Column Group III-A, LP. David Goeddel, who served as a member of our board of directors from August 2016 until January 2026, was also a Managing Partner of The Column Group
(2)
Entities affiliated with RA Capital Management holding our securities are aggregated for reporting ownership information and include RA Capital Management, L.P. and RA Capital Nexus Fund II, L.P.

Indemnification Agreements

Our Amended and Restated Certificate of Incorporation contains provisions limiting the liability of the members of our board of directors, and our Bylaws provide that we will indemnify each of our officers and the members of our board of directors to the fullest extent permitted under Delaware law, subject to certain exceptions. Our Amended and Restated Certificate of Incorporation and Bylaws also provide our board of directors with discretion to indemnify our employees and other agents when it determines to be appropriate. In addition, we have entered into an indemnification agreement with each of our executive officers and the members of our board of directors requiring us to indemnify them.

Policies and Procedures for Related Person Transactions

Our audit committee will have the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.

Our board of directors adopted a formal written policy governing our entry into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest. The policy provides that management shall present related party transactions to the audit committee for approval. The policy does not prevent management from entering into any related party transaction without prior approval of the audit committee, so long as such related party transaction is thereafter presented to the audit committee for ratification. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the SEC. Based on our review of such filings and written representations from certain reporting persons that no Form 5 is required, we believe that during the fiscal year ended December 31, 2025, all directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

2025 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2025, are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.tenayatherapeutics.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to:

Tenaya Therapeutics, Inc.

Attention: Investor Relations

171 Oyster Point Boulevard, Suite 500

South San Francisco, CA 94080

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented at the annual meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

South San Francisco, California

April 16, 2026

APPENDIX A

AMENDED AND RESTATED TENAYA THERAPEUTICS, INC. 2021 EQUITY INCENTIVE PLAN

TENAYA THERAPEUTICS, INC.

2021 EQUITY INCENTIVE PLAN

(as amended and restated)

1.
Purposes of the Plan. The purposes of this Plan are:
•
to attract and retain the best available personnel for positions of substantial responsibility,
•
to provide additional incentive to Employees, Directors and Consultants, and
•
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.

2.
Definitions. As used herein, the following definitions will apply:
2.1.
“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
2.2.
“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.
2.3.
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.
2.4.
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
2.5.
“Board” means the Board of Directors of the Company.
2.6.
“Change in Control” means the occurrence of any of the following events:
2.6.1.1.
Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the

Company, such event will not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
2.6.1.2.
Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
2.6.1.3.
Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.6, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.7.
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.8.
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.
2.9.
“Common Stock” means the common stock of the Company.
2.10.
“Company” means Tenaya Therapeutics, Inc., a Delaware corporation, or any successor thereto.
2.11.
“Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the

Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
2.12.
“Director” means a member of the Board.
2.13.
“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
2.14.
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
2.15.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
2.16.
“Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
2.17.
“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
2.17.1.1.
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
2.17.1.2.
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
2.17.1.3.
For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or
2.17.1.4.
In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
2.18.
“Fiscal Year” means the fiscal year of the Company.
2.19.
“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.
2.20.
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.21.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
2.22.
“Option” means a stock option granted pursuant to the Plan.
2.23.
“Outside Director” means a Director who is not an Employee.
2.24.
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
2.25.
“Participant” means the holder of an outstanding Award.
2.26.
“Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.
2.27.
“Performance Period” means Performance Period as defined in Section 10.1.
2.28.
“Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
2.29.
“Plan” means this 2021 Equity Incentive Plan.
2.30.
“Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.
2.31.
“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.
2.32.
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
2.33.
“Rule 16b‑3” means Rule 16b‑3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to the Plan.
2.34.
“Section 16b” means Section 16(b) of the Exchange Act.
2.35.
“Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.
2.36.
“Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.
2.37.
“Service Provider” means an Employee, Director or Consultant.
2.38.
“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
2.39.
“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

2.40.
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
2.41.
“Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.
2.42.
“U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3.
Stock Subject to the Plan.
3.1.
Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 14 and the automatic increase set forth in Section 3.2, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to (a) 10,509,966, plus (b) any Shares subject to stock options, restricted stock units, or similar awards granted under the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) that, on or after the Registration Date, expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan pursuant to clause (b) equal to 2,430,000 Shares. In addition, for purposes of clarity, a total of 14,520,845 Shares became available for issuance under the Plan during the period from the first day of the 2022 Fiscal Year through and including the first day of the 2026 Fiscal Year pursuant to the automatic share reserve increase provisions as in effect prior to the amendment and restatement of the Plan in 2026, and such Shares also will be subject to adjustment upon changes in capitalization of the Company as provided in Section 14. In addition, Shares may become available for issuance under Sections 3.2 and 3.3. The Shares may be authorized but unissued, or reacquired Common Stock.
3.2.
Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 14, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2027 Fiscal Year, in an amount equal to the least of (a) four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year, or (b) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.
3.3.
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units or Performance Awards is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.
3.4.
Incentive Stock Option Limits. Subject to the foregoing limits and subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal 15,000,000 Shares.
3.5.
Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.
Administration of the Plan.
4.1.
Procedure.
4.1.1.
Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
4.1.2.
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
4.1.3.
Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to comply with Applicable Laws.
4.2.
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
4.2.1.1.
to determine the Fair Market Value;
4.2.1.2.
to select the Service Providers to whom Awards may be granted hereunder;
4.2.1.3.
to determine the number of Shares to be covered by each Award granted hereunder;
4.2.1.4.
to approve forms of Award Agreements for use under the Plan;
4.2.1.5.
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to, temporarily suspending the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator will determine;
4.2.1.6.
to institute and determine the terms and conditions of an Exchange Program, including, subject to Section 19.3, to unilaterally implement an Exchange Program without the consent of the applicable Award holder;
4.2.1.7.
to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
4.2.1.8.
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non‑U.S. laws or for qualifying for favorable tax treatment under applicable non‑U.S. laws;
4.2.1.9.
to modify or amend each Award (subject to Section 19.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 6.4 and 7.5);
4.2.1.10.
to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16;
4.2.1.11.
to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

4.2.1.12.
to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and
4.2.1.13.
to make all other determinations deemed necessary or advisable for administering the Plan.
4.3.
Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.
5.
Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.
Stock Options.
6.1.
Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
6.2.
Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
6.3.
Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6.3, Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and the U.S. Treasury Regulations promulgated thereunder.
6.4.
Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
6.5.
Option Exercise Price and Consideration.
6.5.1.
Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6.5.1, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).
6.5.2.
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.3.
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws, (d) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (h) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.
6.6.
Exercise of Option.
6.6.1.
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2.
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option, to the extent that the Option is vested on the date of termination, within three (3) months of termination, or such shorter or longer period of time, as is specified in the Award Agreement or in writing by the Administrator, in each case, in no event later than the expiration of the term of such Option as set forth in the Award Agreement. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
6.6.3.
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within twelve (12) months of termination, or such longer or shorter period of time as is specified in the Award Agreement or in writing by the Administrator (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
6.6.4.
Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within twelve (12) months following the Participant’s death, or within such longer or shorter period of time as is specified in the Award Agreement or in writing by the Administrator (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 6.6.4, Participant’s designated beneficiary or Legal Representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
6.6.5.
Tolling Expiration. A Participant’s Award Agreement may also provide that:
6.6.5.1.
if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or
6.6.5.2.
if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
7.
Stock Appreciation Rights.
7.1.
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
7.2.
Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.
7.3.
Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7.6 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
7.4.
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
7.5.
Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6.4 relating to the maximum term and Section 6.5 relating to exercise also will apply to Stock Appreciation Rights.
7.6.
Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
7.6.1.1.
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

7.6.1.2.
The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.
Restricted Stock.
8.1.
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
8.2.
Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
8.3.
Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
8.4.
Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
8.5.
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
8.6.
Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
8.7.
Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
8.8.
Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
9.
Restricted Stock Units.
9.1.
Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
9.2.
Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

9.3.
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
9.4.
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.
9.5.
Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
10.
Performance Awards.
10.1.
Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.
10.2.
Objectives or Vesting Provisions and Other Terms. The Administrator will set any objectives or vesting provisions that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
10.3.
Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.
10.4.
Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both.
10.5.
Cancellation of Performance Awards. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and again will be available for grant under the Plan.
11.
Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.
12.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13.
Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6.6), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
14.
Adjustments; Dissolution or Liquidation; Merger or Change in Control.
14.1.
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and numerical Share limits in Section 3.
14.2.
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
14.3.
Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (a) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (c) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (d) (i) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (ii) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (e) any combination of the foregoing. In taking any of the actions permitted under this Section 14.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise his or her outstanding Options and Stock Appreciation Rights (or portions thereof) not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units and Performance Awards (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 14.3 and Section 14.4below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 14.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 14.3 to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

14.4.
Outside Director Awards. With respect to Awards granted to an Outside Director, the Outside Director will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Parent or Subsidiaries, as applicable.
15.
Tax Withholding.
15.1.
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parent, Subsidiaries, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parent, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non‑U.S., and other taxes (including the Participant’s FICA obligation) required to be withheld or paid with respect to such Award (or exercise thereof).
15.2.
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c)

delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or paid, (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws, or (f) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
16.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
18.
Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective as of one business day prior to the Registration Date. The Plan will continue in effect until terminated under Section 19, but (a) no Options that qualify as incentive stock options within the meaning of Code Section 422 may be granted after ten (10) years from the earlier of the Board or stockholder approval of the Plan and (b) Section 3.2 relating to automatic share reserve increases will operate only until the ten (10) year anniversary of the earlier of the Board or stockholder approval of the Plan.
19.
Amendment and Termination of the Plan.
19.1.
Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
19.2.
Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
19.3.
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
20.
Conditions Upon Issuance of Shares.
20.1.
Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
20.2.
Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non‑U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
22.
Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
23.
Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award shall be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as may be required by the Dodd‑Frank Wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 23 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

Logo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Tenaya Therapeutics, Inc. Annual Meeting of Stockholders for Stockholders of record as of April 1, 2026 Wednesday, May 27, 2026 8:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/TNYA for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:11:59 PM, Eastern Time, May 26, 2026. Icon Internet: www.proxypush.com/TNYA Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Icon Phone: 1-866-475-3780 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Icon Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Icon Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/TNYA This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Faraz Ali and Jennifer Drimmer Rokovich (the "Named Proxies"), and each or either of them, as proxies for the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Tenaya Therapeutics, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM Pacific Time on May 27, 2026, and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE "FOR" ALL NOMINEES FOR DIRECTORS IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Logo Tenaya Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: The Board of Directors recommends a vote FOR each Nominee listed below in Proposal 1, FOR Proposal 2, and FOR Proposal 3. PROPOSAL YOUR VOTE 1. To elect three Class II directors to hold office until our 2029 annual meeting of stockholders and until their respective successors are elected and qualified. 1.01 Amy Burroughs, M.B.A. 1.02 Karah Parschauer, J.D. 1.03 Catherine Stehman-Breen, M.D. 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. 3. To amend and restate our 2021 Equity Incentive Plan to, among other things, increase the number of shares of our common stock reserved for issuance by approximately 3% of our outstanding shares and remove the annual limit of 4 million shares from the “evergreen” provision. NOTE: In their discretion, the Named Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjustment or postponements thereof. FOR WITHHOLD FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/TNYA Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date